UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08403

ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2005

Date of reporting period:    October 31, 2005


ITEM 1.   REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

AllianceBernstein Premier Growth Institutional Fund

October 31, 2005

Annual Report


---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


December 15, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Premier Growth Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2005.

Investment Objective and Policies

The Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, as well as the overall stock market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2005.

The Fund significantly outperformed its benchmark for the 12-month reporting period ended October 31, 2005. All of the excess return was due to superior stock selection, as the Fund outperformed the benchmark in all major sectors during the period under review. Relative to the benchmark, the Fund gained the most ground in the health care and technology sectors.

For the six-month period ended October 31, 2005, the Fund also significantly outperformed its benchmark. The majority of the outperformance was attributable to strong stock selection, most notably in the health care, technology and consumer discretionary sectors.

Market Review and Investment Strategy

Year-to-date, the lackluster performance of the U.S. equity markets is at odds with the strong U.S. economy and robust corporate earnings. GDP growth has been in the 3.5%-4.0% range all year with the third quarter of 2005 surprisingly strong at 4.1%. With about 80% of the S&P 500 Stock Index companies having reported, third quarter year-over-year earnings growth has averaged 18%, the 14th consecutive quarter of double digit earnings growth. However, the S&P 500 Stock Index was up only 1.05% year-to-date through October.

This has resulted in a significant compression in price/earnings multiples. Currently, large-cap growth stocks are the cheapest, relative to the broad market, that they have been in the past 25 years. Furthermore, within growth, the fastest growing companies are selling at valuations not much greater than their less promising counterparts. This has given the Fund's Large Cap Growth Team the rare opportunity to invest in companies that the Team's research indicates are poised to become tomorrow's growth leaders at a relatively modest valuation premium.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 1


The Fund's holdings are classified throughout this report according to Alliance Capital's sector classification (for a visual representation of the Fund's sector breakdown, please see the pie chart on page 7). For readers specifically interested in the Russell sector classification of this Fund, the sector breakdown according to Russell's classification is as follows: Technology 25.62%, Consumer Discretionary 24.98%, Health Care 22.15%, Financial Services 9.69%, Other Energy 5.54%, Consumer Staples 4.69%, Producer Durables 3.31%, Other 2.93% and Cash 1.09%.


2 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Class II shares reflect a .30% sales charge. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed AllianceBernstein Premier Growth Institutional Fund for a portion of its expenses to the extent necessary to limit the Fund's expenses on an annual basis to 0.90% and 1.20% of the average daily net assets of Class I and Class II shares, respectively.

Benchmark Disclosure

The unmanaged Russell 1000 Growth Index and Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE FUND VS. ITS BENCHMARK                       ----------------------------
PERIODS ENDED OCTOBER 31, 2005                   6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Premier Growth
  Institutional Fund
  Class I                                         17.66%              17.92%
  Class II                                        17.58%              17.58%

Russell 1000 Growth Index                          7.59%               8.81%

S&P 500 Stock Index                                5.26%               8.72%

GROWTH OF A $2,000,000 INVESTMENT IN THE FUND
1/7/98* TO 10/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              AllianceBernstein
               Premier Growth
              Institutional Fund       Russell 1000           S&P 500
                    Class I            Growth Index         Stock Index
-------------------------------------------------------------------------------
1/7/98*           $2,000,000            $2,000,000          $2,000,000
10/31/98          $2,524,000            $2,366,800          $2,307,000
10/31/99          $3,512,651            $3,177,429          $2,898,976
10/31/00          $3,651,049            $3,473,883          $3,075,234
10/31/01          $2,286,652            $2,086,067          $2,309,808
10/31/02          $1,834,810            $1,676,781          $1,961,027
10/31/03          $2,073,518            $2,042,486          $2,368,725
10/31/04          $2,133,858            $2,111,522          $2,591,622
10/31/05          $2,516,245            $2,297,547          $2,817,611

S&P 500 Stock Index: $2,817,611

AllianceBernstein Premier Growth Institutional Fund Class I: $2,516,245

Russell 1000 Growth Index: $2,297,547

* Since inception of the Fund's Class I shares on 1/7/98.

This chart illustrates the total value of an assumed $2,000,000 investment in AllianceBernstein Premier Growth Institutional Fund Class I shares (from 1/7/98* to 10/31/05) as compared to the performance of the Fund's benchmark, the Russell 1000 Growth Index, and the overall stock market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)

Historical Performance

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2005
-------------------------------------------------------------------------------
Class I Shares
1 Year                                                                17.92%
5 Years                                                               -7.17%
Since Inception*                                                       2.98%

Class II Shares
1 Year                                                                17.58%
5 Years                                                               -7.46%
Since Inception*                                                       2.63%

AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END
(SEPTEMBER 30, 2005)
-------------------------------------------------------------------------------
Class I Shares
1 Year                                                                18.74%
5 Years                                                               -7.92%
Since Inception*                                                       2.90%

Class II Shares
1 Year                                                                18.40%
5 Years                                                               -8.21%
Since Inception*                                                       2.56%

* Inception Date: 1/7/98 for Class I and II shares.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning          Ending
                         Account Value     Account Value        Expenses Paid
                          May 1, 2005     October 31, 2005      During Period*
-------------------------------------------------------------------------------
Class I
Actual                       $1,000           $1,176.59               $4.94
Hypothetical
  (5% return
  before expenses)           $1,000           $1,020.67               $4.58

Class II
Actual                       $1,000           $1,175.75               $6.58
Hypothetical
  (5% return
  before expenses)           $1,000           $1,019.18               $6.11

* Expenses are equal to the classes' annualized expense ratios of 0.90% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).


6 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


PORTFOLIO SUMMARY
October 31, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $75.5

[PIE CHART OMITTED]

SECTOR BREAKDOWN*

o     35.7%    Technology
o     22.2%    Health Care
o     15.0%    Consumer Services
o      9.7%    Finance
o      5.5%    Energy
o      4.7%    Consumer Staples
o      2.5%    Capital Goods
o      2.5%    Consumer Manufacturing
o      0.8%    Aerospace & Defense
o      0.4%    Multi-Industry Companies

o      1.0%    Short-Term

TEN LARGEST HOLDINGS
October 31, 2005

                                                               Percent of
Company                                      U.S. $ Value      Net Assets
-------------------------------------------------------------------------------
Google, Inc. Cl.A                             $ 4,242,396             5.6%
Apple Computer, Inc.                            4,037,059             5.4
Yahoo!, Inc.                                    3,319,906             4.4
Genentech, Inc.                                 2,998,860             4.0
eBay, Inc.                                      2,807,640             3.7
QUALCOMM, Inc.                                  2,739,464             3.6
The Procter & Gamble Co.                        2,637,129             3.5
WellPoint, Inc.                                 2,464,440             3.3
Lowe's Cos., Inc.                               2,363,953             3.1
Target Corp.                                    2,344,549             3.1
-------------------------------------------------------------------------------
                                              $29,955,396            39.7%

* All data are as of October 31, 2005. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

     The Fund's sector breakdown is classified in the above pie chart and throughout this report according to Alliance Capital's sector classification. For readers specifically interested in the Russell sector classification of this Fund, the sector breakdown according to Russell's classification is as follows: Technology 25.62%, Consumer Discretionary 24.98%, Health Care 22.15%, Financial Services 9.69%, Other Energy 5.54%, Consumer Staples 4.69%, Producer Durables 3.31%, Other 2.93% and Cash 1.09%.


AllianceBernstein Premier Growth Institutional Fund o 7


PREMIER GROWTH INSTITUTIONAL FUND

PORTFOLIO OF INVESTMENTS
October 31, 2005

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.4%

Technology-35.8%
Communications Equipment-8.8%
Corning, Inc.(a)                                 86,800      $ 1,743,812
Juniper Networks, Inc.(a)*                       93,300        2,176,689
QUALCOMM, Inc.                                   68,900        2,739,464
                                                             ------------
                                                               6,659,965

Computer Hardware/Storage-8.6%
Apple Computer, Inc.(a)                          70,100        4,037,059
Dell, Inc.(a)                                    69,200        2,206,096
EMC Corp.(a)                                     18,400          256,864
                                                             ------------
                                                               6,500,019

Computer Peripherals-1.7%
Network Appliance, Inc.(a)                       46,100        1,261,296
Internet Media-10.0%
Google, Inc. Cl.A(a)                             11,400        4,242,396
Yahoo!, Inc.(a)                                  89,800        3,319,906
                                                             ------------
                                                               7,562,302

Semi-Conductor Components-6.7%
Broadcom Corp. Cl.A(a)                           49,600        2,106,016
Marvell Technology Group, Ltd.
  (Bermuda)(a)                                   46,800        2,171,988
Texas Instruments, Inc.                          25,800          736,590
                                                             ------------
                                                               5,014,594
                                                             ------------
                                                              26,998,176

Health Care-22.3%
Biotechnology-6.4%
Affymetrix, Inc.(a)*                             12,300          558,789
Amgen, Inc.(a)                                    9,400          712,144
Genentech, Inc.(a)                               33,100        2,998,860
Gilead Sciences, Inc.(a)                         11,000          519,750
                                                             ------------
                                                               4,789,543

Drugs-3.1%
Eli Lilly & Co.                                   6,100          303,719
Teva Pharmaceutical Industries, Ltd.
  (ADR)
  (Israel)*                                      53,600        2,043,232
                                                             ------------
                                                               2,346,951

Medical Products-6.7%
Alcon, Inc. (Switzerland)*                       13,800        1,834,020
St. Jude Medical, Inc.(a)                        43,300        2,081,431
Zimmer Holdings, Inc.(a)                         18,100        1,154,237
                                                             ------------
                                                               5,069,688


8 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-6.1%
Caremark Rx, Inc.(a)                              2,800      $   146,720
UnitedHealth Group, Inc.                         34,300        1,985,627
WellPoint, Inc.(a)                               33,000        2,464,440
                                                             ------------
                                                               4,596,787
                                                             ------------
                                                              16,802,969

Consumer Services-15.1%
Advertising-0.7%
Getty Images, Inc.(a)                             3,600          298,836
Lamar Advertising Co. Cl.A(a)*                    4,900          218,638
                                                             ------------
                                                                 517,474

Broadcasting & Cable-1.2%
The E.W. Scripps Co. Cl.A*                       20,400          934,320

Entertainment & Leisure-0.7%
Carnival Corp. (Panama)                           9,900          491,733

Retail-3.7%
eBay, Inc.(a)                                    70,900        2,807,640

Retail-General Merchandise-6.3%
Lowe's Cos., Inc.                                38,900        2,363,953
Target Corp.                                     42,100        2,344,549
                                                             ------------
                                                               4,708,502

Miscellaneous-2.4%
Electronic Arts, Inc.(a)                         32,000        1,820,160

Restaurants & Lodging-0.1%
Hilton Hotels Corp.                               5,300          103,085
                                                             ------------
                                                              11,382,914

Finance-9.7%
Banking-Regional-0.2%
Northern Trust Corp.                              2,500          134,000

Brokerage & Money Management-3.8%
Franklin Resources, Inc.*                        11,000          972,070
Legg Mason, Inc.                                  5,000          536,550
The Goldman Sachs Group, Inc.                    11,200        1,415,344
                                                             ------------
                                                               2,923,964

Insurance-5.7%
ACE, Ltd. (Cayman Islands)                       15,600          812,760
AFLAC, Inc.                                      11,700          559,026
American International Group, Inc.               28,400        1,840,320
The Progressive Corp.                             9,301        1,077,149
                                                             ------------
                                                               4,289,255
                                                             ------------
                                                               7,347,219


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 9


                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
Energy-5.6%
Oil Service-5.6%
Halliburton Co.                                  37,500       $2,216,250
Nabors Industries, Ltd.
  (Bermuda)(a)                                   28,900        1,983,407
                                                             ------------
                                                               4,199,657

Consumer Staples-4.7%
Household Products-3.5%
The Procter & Gamble Co.                         47,100        2,637,129

Retail-Food & Drug-1.2%
Walgreen Co.                                      6,600          299,838
Whole Foods Market, Inc.                          4,300          619,759
                                                             ------------
                                                                 919,597
                                                             ------------
                                                               3,556,726

Capital Goods-2.5%
Miscellaneous-2.5%
General Electric Co.                             55,800        1,892,178

Consumer Manufacturing-2.5%
Building & Related-2.5%
Pulte Homes, Inc.                                49,700        1,878,163

Aerospace & Defense-0.8%
Aerospace-0.8%
The Boeing Co.                                    9,800          633,472

Multi-Industry Companies-0.4%
Air Freight-0.4%
Textron, Inc.                                     4,600          331,384
                                                             ------------
Total Common Stocks
  (cost $54,427,228)                                          75,022,858
                                                             ------------

SHORT-TERM INVESTMENT-1.0%
Time Deposit-1.0%
State Street Euro Dollar
  3.10%, 11/01/05
  (cost $732,000)                            $      732          732,000
                                                             ------------
Total Investment Before Security
  Lending Collateral-100.4%
  (cost $55,159,228)                                          75,754,858

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-6.0%
Short-Term Investment
UBS Private Money Market Fund,
  LLC, 3.87%
  (cost $4,516,121)                           4,516,121        4,516,121


10 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


                                                            U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-106.4%
  (cost $59,675,349)                                         $ 80,270,979
Other assets less liabilities-(6.4%)                           (4,819,068)
                                                             ------------
Net Assets-100%                                              $ 75,451,911

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 11


STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

Assets
Investments in securities, at value
  (cost $59,675,349--including investment of cash
  collateral for securities loaned of $4,516,121)               $ 80,270,979(a)
Cash                                                                     982
Receivable for investment securities sold                            367,814
Dividends and interest receivable                                     19,010
Total assets                                                      80,658,785

Liabilities
Payable for collateral on securities loaned                        4,516,121
Payable for investment securities purchased                          290,256
Payable for capital stock redeemed                                   282,371
Advisory fee payable                                                  32,162
Transfer Agent fee payable                                             5,991
Distribution fee payable                                                 825
Accrued expenses                                                      79,148
Total liabilities                                                  5,206,874
Net Assets                                                      $ 75,451,911

Composition of Net Assets
Capital stock, at par                                           $      6,958
Additional paid-in capital                                       252,718,475
Accumulated net realized loss on investment transactions        (197,869,152)
Net unrealized appreciation of investments                        20,595,630
                                                                $ 75,451,911

Calculation of Maximum Offering Price Per Share

                                             Net Asset Value and:
                                           -----------------------
                               Shares      Offering    Redemption
Class        Net Assets     Outstanding      Price        Price
-------------------------------------------------------------------------------
I           $72,239,731      6,653,917      $10.86       $10.86
II          $ 3,212,180        304,039      $10.57       $10.57

(a)  Includes securities on loan with a value of $4,400,700 (see Note E).

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2005

Investment Income
Dividends (net of foreign taxes withheld of $4,498)               $    412,843
Interest                                                                26,022
Total income                                                           438,865

Expenses
Advisory fee                                                           503,973
Distribution fee--Class II                                              10,885
Custodian                                                              123,988
Administrative                                                          85,000
Transfer agency                                                         51,280
Audit                                                                   47,190
Printing                                                                34,750
Registration fees                                                       31,010
Directors' fees and expenses                                            24,829
Legal                                                                   14,967
Miscellaneous                                                           10,006
Total expenses                                                         937,878
Less: expenses waived and reimbursed by the Adviser
  (see Note B)                                                        (322,197)
Less:expense offset arrangement (see Note B)                               (29)
Net expenses                                                           615,652
Net investment loss                                                   (176,787)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions                         2,380,271
Net change in unrealized appreciation/depreciation
  of investments                                                     8,592,346
Net gain on investment transactions                                 10,972,617
Net Increase in Net Assets from Operations                        $ 10,795,830

See notes to financial statements.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended          Year Ended
                                               October 31,         October 31,
                                                   2005                2004
                                              -------------       -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                           $   (176,787)       $   (248,715)
Net realized gain on investment
  transactions                                   2,380,271           6,651,929
Net change in unrealized
  appreciation/depreciation
  of investments                                 8,592,346          (4,088,856)
Net increase in net assets from
  operations                                    10,795,830           2,314,358

Capital Stock Transactions
Net increase (decrease)                          2,756,514         (35,031,008)
Total increase (decrease)                       13,552,344         (32,716,650)

Net Assets
Beginning of period                             61,899,567          94,616,217
End of period (including accumulated
  net investment loss of ($0)
  and ($0), respectively)                     $ 75,451,911        $ 61,899,567

See notes to financial statements.


14 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2005

NOTE A
Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to the AllianceBernstein Premier Growth Institutional Fund (the "Fund"). The Premier Growth Institutional Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but ex-


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 15


cluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


16 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent and distribution fees. Expenses of the Company are charged to each Fund in proportion to their net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 17


Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Funds at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.20% of average daily net assets for Class I and Class II of the Fund. For the year ended October 31, 2005, such reimbursements amounted to $237,197.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the year ended October 31, 2005, the Adviser voluntarily agreed to waive all of its fees for the Fund. Such waiver amounted to $85,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $36,000 for the year ended October 31, 2005.

For the year ended October 31, 2005, the Fund's expenses were reduced by $29, under an expense offset arrangement with AGIS.

Brokerage commissions paid on investment transactions for the year ended October 31, 2005, amounted to $101,372, of which $5,627 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investment Research and Management,Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The


18 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Agreement also provides that the Adviser may use its own resources to finance the distribution of the Funds' shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005 were as follows:

                                             Purchases             Sales
                                           ------------        ------------
Investment securities (excluding
  U.S. government securities)              $ 51,068,527        $ 48,487,280
U.S. government securities                           -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                          $  60,261,577
Gross unrealized appreciation                                 $  20,381,558
Gross unrealized depreciation                                      (372,156)
Net unrealized appreciation                                   $  20,009,402

NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any losses resulting from a borrower's failure to return a loaned security when due. As of October 31, 2005, the Fund had loaned securities with a value of $4,400,700 and received cash collateral which was invested in a money market fund valued at $4,516,121 as included in the accompanying portfolio of investments. For the year ended October 31, 2005, the Fund earned fee income of $1,794 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 19


NOTE F
Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class I
Shares sold            2,450,223     1,893,071   $  24,348,208   $  17,518,913
Shares redeemed       (2,082,059)   (3,881,122)    (20,246,551)    (35,426,260)
Net increase
  (decrease)             368,164    (1,988,051)   $  4,101,657   $ (17,907,347)

Class II
Shares sold               27,713       200,443    $    261,425   $   1,787,518
Shares redeemed         (167,005)   (2,104,660)     (1,606,568)    (18,911,179)
Net decrease            (139,292)   (1,904,217)   $ (1,345,143)  $ (17,123,661)

NOTE G
Risk Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Funds' maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscella-


20 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


neous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2005.

NOTE I
Components of Accumulated Earnings/(Deficit) and Distributions to Shareholders

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (197,282,924)(a)
Unrealized appreciation/(depreciation)                           20,009,402(b)
Total accumulated earnings/(deficit)                         $ (177,273,522)

(a) On October 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $197,282,924, of which $107,132,478 expires in the year 2009, $71,321,142 expires in the year 2010 and $18,829,304 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2005, $1,756,860 of capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net operating losses resulted in a net decrease in accumulated net investment loss and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 21


effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Company ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge


22 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 23


trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment


24 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 25


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class I
                                            -----------------------------------------------------------------
                                                                Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $9.21        $8.95        $7.92        $9.87       $17.06

Income From Investment Operations
Net investment loss(a)(b)                       (.02)        (.03)        (.01)        (.02)        (.02)
Net realized and unrealized gain (loss)
  on investment transactions                    1.67          .29         1.04        (1.93)       (5.94)
Net increase (decrease) in net asset
  value from operations                         1.65          .26         1.03        (1.95)       (5.96)

Less: Distributions
  Distributions
  from net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-       (1.12)
Distributions in excess
  of net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-        (.11)
Total distributions                               -0-          -0-          -0-          -0-       (1.23)
Net asset value, end of period                $10.86        $9.21        $8.95        $7.92        $9.87

Total Return
Total investment return based on
  net asset value(c)                           17.92%        2.91%       13.01%      (19.76)%     (37.36)%

Ratios/Supplemental Data
Net assets, end of period(d)                 $72,240      $57,912      $74,042      $67,380     $178,157
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .90%         .90%         .90%         .90%         .90%
  Expenses, before
    waivers/reimbursements                      1.38%        1.49%        1.54%        1.32%        1.16%
  Net investment loss(b)                        (.25)%       (.30)%       (.08)%       (.23)%       (.20)%
Portfolio turnover rate                           73%          74%          91%          96%         156%

See footnote summary on page 27.


26 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class II
                                            -----------------------------------------------------------------
                                                               Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $8.99        $8.76        $7.78        $9.73       $16.88

Income From Investment Operations
Net investment loss(a)(b)                       (.05)        (.05)        (.03)        (.05)        (.06)
Net realized and unrealized gain (loss)
  on investment transactions                    1.63          .28         1.01        (1.90)       (5.86)
Net increase (decrease) in net asset
  value from operations                         1.58          .23          .98        (1.95)       (5.92)

Less: Distributions
  Distributions
  from net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-       (1.12)
Distributions in excess
  of net realized gain on
  investment transactions                         -0-          -0-          -0-          -0-        (.11)
Total distributions                               -0-          -0-          -0-          -0-       (1.23)
Net asset value, end of period                $10.57        $8.99        $8.76        $7.78        $9.73

Total Return
Total investment return based on
  net asset value(c)                           17.58%        2.63%       12.60%      (20.04)%     (37.54)%

Ratios/Supplemental Data
Net assets, end of period(d)                  $3,212       $3,988      $20,574      $20,672      $28,152
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.20%        1.20%        1.20%        1.20%        1.20%
  Expenses, before
    waivers/reimbursements                      1.68%        1.72%        1.80%        1.60%        1.49%
  Net investment loss(b)                        (.53)%       (.61)%       (.39)%       (.52)%       (.52)%
Portfolio turnover rate                           73%          74%          91%          96%         156%

(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  000's omitted.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 27


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
AllianceBernstein Institutional Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the AllianceBernstein Premier Growth Institutional Fund (one of the funds constituting the AllianceBernstein Institutional Funds, Inc.) (the "Fund") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Premier Growth Institutional Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
-----------------------
New York, New York
December 16, 2005


28 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Thomas Kamp(2), Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Premier Growth Institutional Fund's portfolio are made by the Adviser's Large Cap Growth Investment Team. While all members of the team work jointly to determine the investment strategy, including stock selection for the Fund, Mr. Thomas G. Kamp, Senior Vice President of ACMC, a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 29


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH,                     OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer +                    Executive Vice President                                106                SCB Partners,
1345 Avenue                        of ACMC since 2001; prior thereto,                                         Inc.;
of the Americas                    Chief Executive Officer of Sanford                                         SCB, Inc.
New York, NY 10105                 C. Bernstein & Co., LLC and its
10/2/57                            predecessor since prior to 2000.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr. #            Investment adviser and an                               108                None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
Chairman of the Board              registered investment adviser,
9/7/32                             with which he had been associated
(1997)                             since prior to 2000. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State of
                                   New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, # **                   Formerly: Executive Vice                                106                None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(1997)                             States; Chairman and Chief
                                   Executive Officer of Evlico (insurance);
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group
                                   and Donaldson, Lufkin & Jenrette
                                   Securities Corporation; Governor
                                   at Large, National Association of
                                   Securities Dealers, Inc.

David H. Dievler #                 Independent consultant. Until                           107                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of Alliance
10/23/29                           Capital Management Corporation
(1997)                             ("ACMC") responsible for mutual
                                   fund administration. Prior to joining
                                   ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.


30 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH,                     OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin #                   Consultant. Formerly President                          106                Municipal Art
P.O. Box 12                        of Save Venice, Inc. (preservation                                         Society
Annandale, NY 12504                organization) from 2001-2002,                                              (New York
2/19/42                            a Senior Advisor from June 1999-                                           City)
(1997)                             June 2000 and President of Historic
                                   Hudson Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, he was Director and
                                   Chairman of the Audit Committee
                                   of ACMC.

Michael J. Downey, #               Consultant since 2004. Formerly                         106                Asia Pacific
c/o Alliance Capital               managing partner of Lexington                                              Fund, Inc.
Management L.P.                    Capital, LLC (investment advisory                                          and The
1345 Avenue of the                 firm) from 1997 until December                                             Merger Fund
Americas                           2003. Prior thereto, Chairman and
Attn: Philip L. Kirstein           CEO of Prudential Mutual Fund
New York, NY 10105                 Management (1987-1993).
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX                            106                Intel Corporation,
P.O. Box 128                       Technology (semi-conductors) and                                           Cirrus Logic
Glenbrook, NV 89413                of SRC Computers Inc., with which.                                         Corporation,
3/7/36                             he has been associated since prior to                                      Novellus
(2005)                              2000. He is also President of the                                         Corporation,
                                   Arbor Company (private family                                              Micro Component,
                                   investments)                                                               Technology, the
                                                                                                              Davis Selected
                                                                                                              Advisors Group
                                                                                                              of Mutual Funds,
                                                                                                              and LogicVision

Marshall C. Turner, Jr., #         Principal of Turner Venture                             106                Toppan
220 Montgomery Street              Associates(venture capital and                                             Photomasks,
Penthouse 10                       consulting) since prior to 2000.                                           Inc., the George
San Francisco, CA 94104            He is Chairman and CEO,                                                    Lucas Educational
10/10/41                           DuPont Photomasks, Inc.,                                                   Foundation, and
(2005)                             Austin Texas, 2003 - 2005,and                                              Chairman of the
                                   President and CEO since                                                    Board of the
                                   company acquired, and name                                                 Smithsonian's
                                   changed to Toppan Photomasks,                                              National Museum
                                   Inc. in 2005 (semi-conductor                                               of Natural History
                                   manufacturing services).


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 31


*    There is no stated term of office for the Fund's Directors.

**   Ms.Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#    Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


32 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.

NAME, ADDRESS*                PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUNDS               DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
Marc O. Mayer,                President                     See biography above.
10/2/57

Philip L. Kirstein,           Senior Vice President         Senior Vice President and
5/29/45                       and Independent               Independent Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds with which
                                                            he has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior to
                                                            2000 until March 2003.

Thomas Bardong,               Vice President                Senior Vice President of ACMC**, with
4/28/45                                                     which he has been associated since
                                                            prior to 2000.

Thomas Kamp,                  Vice President                Senior Vice President of ACMC**, with
8/11/61                                                     which he has been associated since
                                                            prior to 2000.

Daniel Nordby,                Vice President                Senior Vice President of ACMC**, with
4/27/44                                                     which he has been associated since
                                                            prior to 2000.

Michael J. Reilly,            Vice President                Senior Vice President of ACMC**, with
6/3/64                                                      which he has been associated since
                                                            prior to 2000.

Emilie D. Wrapp,              Secretary                     Senior Vice President, Assistant
11/13/55                                                    General Counsel and Assistant
                                                            Secretary of AllianceBernstein
                                                            Investment Research and
                                                            Management, Inc. ("ABIRM")**, with
                                                            which she has been associated since
                                                            prior to 2000.

Mark D. Gersten,              Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS")**, and
                                                            Vice President of ABIRM**, with which
                                                            he has been associated since prior to
                                                            2000.

Vincent S. Noto,              Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior to
                                                            2000.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Funds.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 33


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Company" refers to AllianceBernstein Institutional Funds, Inc., and the term "Fund" refers to AllianceBernstein Premier Growth Institutional Fund.

The Company's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Company and the Adviser in respect of the Fund at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Company's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Company's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


34 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. information about fees charged by the Adviser to other clients with similar investment objectives;

     12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organiza-


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 35


tional and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Company who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently


36 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 37


regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of the Class II Shares of the Fund; and retains a portion of the 12b-1 fees from the Fund. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting the directors reviewed information from a report prepared by Lipper showing performance of the Class I Shares of the Fund as compared to a Performance Group of 13 to 10 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 202 to 116 funds (depending on the year) in its Lipper category selected by Lipper for periods ended May 31, 2005 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class


38 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


I Shares of the Fund as compared to the Russell 1000 Growth Index (the Fund's benchmark) for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5-year and since inception periods (January 1998 inception). The directors noted that in both the Performance Group and Performance Universe comparisons, the Fund was in the second quintile in the 1-year period, in the third quintile in the 3-year period and in the fifth quintile in the 5-year period. The comparative information showed that the Fund outperformed the Index in the YTD, 1-year and since inception periods and underperformed the Index in the 3- and 5-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and discussed with the Adviser the level of such negotiated fees for strategies similar to those of the Fund. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Fund at lower fee rates than those paid by the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Company's Independent Compliance Officer and certain


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 39


related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class I expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 75.0 basis points was slightly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement of eleven basis points had been waived by the Adviser. The directors also noted that the Adviser advises two other AllianceBernstein funds with similar investment objectives and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser, was slightly higher than the median for the Expense Group and materially lower than the median for the Expense Universe. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform


40 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 41


ALLIANCEBERNSTEIN FAMILY OF FUNDS

------------------------------------------
Wealth Strategies Funds
------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
------------------------------------------
Blended Style Funds
------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
------------------------------------------
Growth Funds
------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
------------------------------------------
Value Funds
------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
------------------------------------------
Taxable Bond Funds
------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio
------------------------------------------
Municipal Bond Funds
------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia
------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
------------------------------------------
Closed-End Funds
------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


42 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. in respect of AllianceBernstein Real Estate Institutional Fund and AllianceBernstein Premier Growth Institutional Fund(2) (each a "Fund" and collectively the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their its duties pursuant to
Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Funds grow larger.

     6. Nature and quality of the Adviser's services including the performance of the Funds.

(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Funds.

(2) The Retail version of the AllianceBernstein Premier Growth Institutional Fund, the AllianceBernstein Premier Growth Fund, was renamed the
AllianceBernstein Large Cap Growth Fund on December 15, 2004.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 43


FUNDS ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(3)

                                              Advisory Fee Based on % of
Funds(4)                                       Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
  Investment Institutional Fund          First $2.5 billion               0.55%
                                         Next $2.5 billion                0.45%
                                         Excess of $5 billion             0.40%

AllianceBernstein Premier Growth         First $2.5 billion               0.75%
  Institutional Fund                     Next $2.5 billion                0.65%
                                         Excess of $5 billion             0.60%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                                                    As a % of
                                                                  average daily
Fund                                                Amount          net assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
  Investment Institutional Fund                    $87,178             0.02

AllianceBernstein Premier Growth                   $80,000             0.11
  Institutional Fund(5)

The Adviser has agreed to waive that portion of its management fees and/or reimburse each Fund for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratio to the amounts set forth below for each Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Funds' fiscal year upon at least 60 days written notice. The gross expense ratio is also set forth below. It should be noted that Real Estate Investment Institutional Fund is operating below its expense cap as of May 31, 2005; accordingly, the Fund's undertaking is currently of no effect.

(3) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.

(4) The Funds' Retail versions, AllianceBernstein Real Estate Investment Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc., have fee schedules with the same fees and breakpoints as the Funds.

(5) For the Fund's most recently completed fiscal year, the Adviser waived the reimbursement amount.


44 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


                                       Expense Cap
                                       Pursuant to        Gross
                                   Expense Limitation    Expense       Fiscal
Fund                                   Undertaking       Ratio(6)     Year End
------------------------------------------------------------------------------
AllianceBernstein Real Estate        Class I    1.20%      0.63%     October 31
  Investment Institutional Fund      Class II   1.50%      0.79%

AllianceBernstein Premier            Class I    0.90%      1.37%     October 31
  Growth Institutional Fund          Class II   1.20%      1.61%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services

(6) These gross expense ratios are calculated from the beginning of each Fund's current fiscal year through May 31, 2005.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 45


provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Funds:

                                     Net Assets      Alliance
                                      06/30/05       Institutional
Fund                                   ($MIL)        Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Real Estate          $729.9        Domestic REIT Strategy
  Investment Institutional Fund                      70 bp on 1st $25 million
                                                     60 bp on next $25 million
                                                     50 bp on next $25 million
                                                     Negotiable on the balance
                                                     Minimum account size:
                                                     $10 million

AllianceBernstein Premier              $ 65.5        Large Cap Growth
  Growth Institutional Fund                          80 bp on 1st $25 million
                                                     50 bp on next $25 million
                                                     40 bp on next $50 million
                                                     30 bp on next $100 million
                                                     25 bp on the balance
                                                     Minimum account size:
                                                     $10 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fees for offshore mutual funds with to some extent similar investment styles as the
Funds:

                                       Asset Class                Fee(7)
-------------------------------------------------------------------------------
                                      Equity Growth               0.80%
                                      Real Estate                 0.95%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for these sub-advisory relationships:

Fund                      Sub-advised Fund       Fee Schedule
-----------------------------------------------------------------------------
AllianceBernstein         AST Alliance Growth    0.40% flat
  Premier Growth
  Institutional Fund
                          Prudential Skandia     0.60% on first $500 million
                          Large Cap Growth       0.50% thereafter
                          Portfolio

                          EQ / Alliance          0.60% on the first $1 billion
                          Premier Growth         0.55% on the next $500 million
                                                 0.50% on the next $500 million
                                                 0.45% on the next $500 million
                                                 0.40% thereafter

(7) Except for Real Estate, the fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


46 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Fund                         Sub-advised Fund      Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein            EQ / Bernstein        0.50% on first $1 billion
  Premier Growth             Diversified Value     0.40% on next $1 billion
  Institutional Fund                               0.30% on next $1 billion
 (continued)                                       0.20% thereafter

                             SunAmerica            0.35% on first $50 million
                             Alliance Growth       0.30% on next $100 million
                                                   0.25% thereafter

                             MassMutual            0.40% on first $300 million
                             Large Cap Growth      0.37% on next $300 million
                                                   0.35% on next $300 million
                                                   0.32% on next $600 million
                                                   0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                       Effective          Lipper
Funds                              Management Fee(9)   Group Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein Real Estate             0.550           0.850            2/6
  Investment Institutional Fund

AllianceBernstein Premier Growth          0.750           0.756            5/12
  Institutional Fund

(8) It should be noted that "effective management fee" is calculated by Lipper using each Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Funds does not reflect the payments by the Funds to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Funds is discussed in Section I.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 47


Lipper also analyzed the expense ratio of the Funds in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of. The results of that analysis are set forth below:

                                       Lipper      Lipper      Lipper    Lipper
                         Expense      Universe    Universe     Group     Group
Funds                   Ratio(12)      Median       Rank       Median    Rank
-------------------------------------------------------------------------------
AllianceBernstein Real    0.700         1.114        5/41       0.952     2/6
  Estate Investment
  Institutional Fund

AllianceBernstein         0.891         1.027      43/155       0.876    7/12
  Premier Growth
  Institutional Fund

Based on this analysis Premier Growth Institutional Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis while Real Estate Investment Institutional Fund has equally favorable rankings. Although Real Estate Investment Institutional Fund has equally favorable rankings on an advisory fee and total expense ratio basis, the directors are still interested in lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

(10) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)  Most recent fiscal year end Class I share expense ratio.


48 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


In addition to the Adviser's direct profits from managing the Funds, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Funds and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(13) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of each of the Fund for such purposes.

ABIRM received the amounts set forth below in Rule 12b-1 fees for the Funds during the Funds most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Funds                                                       12b-1 Fees Received
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment                            $     1
  Institutional Fund

AllianceBernstein Premier Growth                                    $24,829
  Institutional Fund

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Funds sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 49


AGIS received the following fee from the Funds in the most recent fiscal year:

Funds                                                             AGIS Fee(14)
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
  Investment Institutional Fund                                     $18,000

AllianceBernstein Premier Growth
  Institutional Fund                                                $36,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Funds' assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

(14)  AGIS charges a flat fee of $18,000 for each share class of each Fund.


50 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds (15) relative to its Lipper group and universe for the periods ended May 31, 2005:

AllianceBernstein Real Estate
Investment Institutional Fund                             Group     Universe
-------------------------------------------------------------------------------
  1 year                                                   5/6        38/62
  3 year                                                   4/6        23/45
  5 year                                                   5/6        31/36

AllianceBernstein Premier
Growth Institutional Fund                                 Group     Universe
-------------------------------------------------------------------------------
  1 year                                                  5/13       65/202
  3 year                                                  6/11       94/159
  5 year                                                  9/10       99/116

Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)(16) versus its benchmarks(17).

                                           Periods Ending May 31, 2005
                                              Annualized Performance
-------------------------------------------------------------------------------
                                       1           3           5       Since
Funds                                Year        Year        Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
  Investment Institutional Fund     30.12       20.46       18.57        9.55
NAREIT Equity Index                 30.02       19.69       19.88       10.87

AllianceBernstein Premier Growth
  Institutional Fund                 5.97        2.54       -9.97        1.16
Russell 1000 Growth Index            3.33        3.97       -8.97        1.13
S&P 500 Index                        8.23        5.59       -1.92        4.26

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Funds are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005

(15)  The performance rankings are for the Class I shares of the Funds.

(16)  The Funds' performance returns are for the Class I shares of the Funds.

(17) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 51


NOTES

52 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

INSTAR1005




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Real Estate Investment Institutional Fund


Annual Report

October 31, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 22, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2005.

Investment Objective and Policies

The Fund is an open-end fund that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, as well as the broad U.S. equity market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2005.

For the 12-month period ended October 31, 2005, the Fund underperformed its sector-specific benchmark, but outperformed the broad market, as represented by the S&P 500 Stock Index. Specifically, sector selection in the lodging, specialty and self-storage sectors was the main detractor from Fund performance.

In lodging, the 12-month period was characterized by recurring investor anxiety over a number of macro threats to the economy. Investors tend to link the health of the economy to their expectations for lodging. Investor concerns notwithstanding, lodging fundamentals have continued to improve throughout the year; revenue per average room growth has exceeded expectations for 2005 and prospects for 2006 remain solid. Underpinning solid fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 is expected to lag lodging demand, supporting strong occupancy and pricing. The Fund also surrendered relative performance in the self-storage sector as a result of having a lower-than-market weight in this property type. Positive security selection in most property types was partially offset by poor security selection in self-storage due primarily to the Fund's underweight position in a company that is trading at a premium because it is being pursued by a competitor.

Several holdings contributed positively to the Fund's performance during the 12-month period under review. Security selection was particularly strong in the retail and office/industrial sectors. The Fund's emphasis on the strongest regional mall names, which have ample growth opportunities and attractive valuations, also contributed to performance. Additionally, in the office/industrial sector, the Fund's overweight positions in strong office/industrial owners that operate in the better markets, contributed to relative performance.

The Fund modestly underperformed its benchmark for the six-month period ended October 31, 2005, but it outperformed the S&P 500 Stock Index during the same time frame. The Fund's underperformance was driven by unfavorable sector selection. Security selection provided a positive


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 1


contribution to returns, but this contribution was not large enough to offset the negative effect of sector selection.

Overall, the Fund's overweight in lodging properties detracted from performance. Despite very strong fundamentals and revenue per average room growth in the high single digits, investor anxiety over the impact of high oil prices on the economy, and lodging in particular, continues to impact this sector. Security selection within lodging also detracted from relative performance as two of the Fund's holdings performed particularly poorly. This was due to investor concerns related, in one case, to the acquisition of a foreign company, and in the other case, a rumored potential acquisition.

Security selection was a positive contributor in the office/industrial and retail sectors. The Fund's holdings in the office sector produced strong performance as regionally-focused investments more than offset the poor performance of some more broadly diversified office investments. The latter continue to face challenging conditions as well as persistent higher-than-expected vacancy rates in some of their markets. The Fund also benefited from an underweight position in an underperforming office company that has a large index weight.

Market Review and Investment Strategy

Real estate investment trust performance, as measured by the NAREIT Equity Index, gained 17.95% during the 12-month period ended October 31, 2005, exceeding the S&P 500 Stock Index return of 8.72%. Real estate fundamentals continued to improve during the annual reporting period, as the U.S. economy strengthened and consumer spending remained robust. All sectors of the NAREIT Equity Index contributed to the positive performance with self-storage, residential and specialty contributing the most. Throughout most of the 12-month period, the Fund held overweight positions in the office/industrial and lodging sectors and underweight positions in the residential, health care, specialty/diversified and self storage sectors.

For the six-month period ended October 31, 2005, the NAREIT Equity Index returned 10.16%, outperforming the S&P 500 Index which returned 5.26%. REIT performance during the most recent six-month period was volatile and investor sentiment vacillated between confidence in the progress of real estate fundamentals and concern over the impact of energy prices on the economy. Inflation, interest rate worries and doubts about the sustainability of consumer spending also affected investor sentiment. During this period, residential, self-storage and specialty REITs performed ahead of the NAREIT Equity Index, while lodging, health care and retail lagged the Index. The Fund held overweight positions in the lodging and office/industrial properties sectors during the six-month period and underweight positions in the health care, self storage, diversified and specialty REITs sectors. The Fund continues to maintain a pro-cyclical bias and to overweight economically sensitive sectors.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Class II shares reflect a .30% sales charge. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged NAREIT Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED OCTOBER 31, 2005                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
   Investment Institutional Fund
   Class I                                               9.97%        17.45%
-------------------------------------------------------------------------------
   Class II                                              9.72%        17.07%
-------------------------------------------------------------------------------
NAREIT Equity Index                                     10.16%        17.95%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                      5.26%         8.72%
-------------------------------------------------------------------------------


GROWTH OF A $2,000,000 INVESTMENT IN THE FUND
12/9/97* TO 10/31/05


AllianceBernstein Real Estate Investment Institutional Fund Class I: $4,255,718 S&P 500 Stock Index: $2,787,395
NAREIT Equity Index: $4,685,352


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                   AllianceBernstein
                Real Estate Investment
                    Institutional            S&P 500               NAREIT
                     Fund Class I          Stock Index         Equity Index
-------------------------------------------------------------------------------
     12/9/97*         $ 2,000,000          $ 2,000,000          $ 2,000,000
    10/31/98          $ 1,627,800          $ 2,282,260          $ 1,707,400
    10/31/99          $ 1,510,436          $ 2,867,888          $ 1,587,233
    10/31/00          $ 1,786,543          $ 3,042,256          $ 1,877,617
    10/31/01          $ 1,930,360          $ 2,285,038          $ 2,145,985
    10/31/02          $ 2,018,964          $ 1,939,997          $ 2,282,620
    10/31/03          $ 2,724,793          $ 2,343,323          $ 3,057,136
    10/31/04          $ 3,623,430          $ 2,563,829          $ 3,972,320
    10/31/05          $ 4,255,718          $ 2,787,395          $ 4,685,352


*  Since inception of the Fund's Class I shares on 12/9/97.


This chart illustrates the total value of an assumed $2,000,000 investment in AllianceBernstein Real Estate Investment Institutional Fund Class I shares (from 12/9/97* to 10/31/05) as compared to the performance of the Fund's benchmark, the NAREIT Equity Index, and the overall stock market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2005
--------------------------------------------------------------

Class I Shares
1 Year                                            17.45%
5 Years                                           18.96%
Since Inception*                                  10.04%

Class II Shares
1 Year                                            17.07%
5 Years                                           18.68%
Since Inception*                                   9.74%


AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
--------------------------------------------------------------

Class I Shares
1 Year                                            26.54%
5 Years                                           18.27%
Since Inception*                                  10.47%

Class II Shares
1 Year                                            26.22%
5 Years                                           18.03%
Since Inception*                                  10.18%


*  Inception Date: 12/9/97 for Class I and Class II shares.

See Historical Performance and Benchmark disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning            Ending
                                            Account Value       Account Value      Expenses Paid
                                             May 1, 2005      October 31, 2005     During Period*
--------------------------------------------------------------------------------------------------
Class I
Actual                                           $1,000           $1,099.74            $3.49
Hypothetical (5% return before expenses)         $1,000           $1,021.88            $3.36
--------------------------------------------------------------------------------------------------
Class II
Actual                                           $1,000           $1,097.21            $5.92
Hypothetical (5% return before expenses)         $1,000           $1,019.56            $5.70
--------------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 0.66% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


PORTFOLIO SUMMARY
October 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $771.0


SECTOR BREAKDOWN*
o    21.5%   Office
o    16.3%   Apartments
o    15.6%   Regional Malls
o    12.0%   Shopping Centers
o     9.9%   Lodging
o     9.8%   Warehouse & Industrial             [PIE CHART OMITTED]
o     5.8%   Diversified & Others
o     3.9%   Storage
o     1.6%   Health Care
o     0.7%   Specialty

o     2.9%   Short-Term


TEN LARGEST HOLDINGS
October 31, 2005

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Simon Property Group, Inc.                      $  54,746,328           7.1%
-------------------------------------------------------------------------------
ProLogis Trust                                     49,677,900           6.4
-------------------------------------------------------------------------------
General Growth Properties, Inc.                    40,567,338           5.3
-------------------------------------------------------------------------------
Vornado Realty Trust                               32,051,700           4.2
-------------------------------------------------------------------------------
Equity Residential Properties Trust                29,107,800           3.8
-------------------------------------------------------------------------------
Host Marriott Corp.                                28,833,467           3.7
-------------------------------------------------------------------------------
Alexandria Real Estate Properties, Inc.            27,877,080           3.6
-------------------------------------------------------------------------------
Developers Diversified Realty Corp.                25,255,776           3.3
-------------------------------------------------------------------------------
Archstone-Smith Trust                              25,051,975           3.3
-------------------------------------------------------------------------------
Corporate Office Properties Trust                  25,009,820           3.2
-------------------------------------------------------------------------------
                                                $ 338,179,184          43.9%


* All data are as of October 31, 2005. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classification presented herein is based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 7


PORTFOLIO OF INVESTMENTS
October 31, 2005

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-95.5%

Real Estate Investment Trusts-95.5%
Apartments-16.0%
Archstone-Smith Trust                                 617,500     $  25,051,975
Avalonbay Communities, Inc.                           224,000        19,320,000
Camden Property Trust                                 172,800         9,737,280
Equity Residential Properties Trust                   741,600        29,107,800
Essex Property Trust, Inc.                            112,400        10,102,512
Mid-America Apartment Communities, Inc.               257,800        12,026,370
United Dominion Realty Trust, Inc.                    810,000        17,925,300
                                                                  -------------
                                                                    123,271,237
                                                                  -------------
Diversified & Others-5.7%
Cousins Properties, Inc.                              185,000         5,464,900
iStar Financial, Inc.                                 170,200         6,275,274
Vornado Realty Trust                                  395,700        32,051,700
                                                                  -------------
                                                                     43,791,874
                                                                  -------------
Health Care-1.6%
Health Care Property Investors, Inc.                  179,000         4,555,550
Windrose Medical Properties Trust                     499,500         7,567,425
                                                                  -------------
                                                                     12,122,975
                                                                  -------------
Lodging-9.7%
Hilton Hotels Corp.                                   312,400         6,076,180
Host Marriott Corp.                                 1,717,300        28,833,467
LaSalle Hotel Porperties                              164,800         5,832,272
Starwood Hotels & Resorts Worldwide, Inc.             324,200        18,943,006
Strategic Hotel Capital, Inc.                         100,000         1,699,000
Sunstone Hotel Investors, Inc.                        610,000        13,664,000
                                                                  -------------
                                                                     75,047,925
                                                                  -------------
Office-21.2%
Alexandria Real Estate Equities, Inc.                 344,800        27,877,080
Arden Realty, Inc.                                    225,900        10,197,126
Boston Properties, Inc.                               303,900        21,035,958
Brookfield Properties Corp. (Canada)                  773,950        22,676,735
CarrAmerica Realty Corp.                              259,600         8,548,628
Corporate Office Properties Trust                     719,500        25,009,820
Equity Office Properties Trust                        336,550        10,365,740
Glenborough Realty Trust, Inc.                        183,825         3,516,572
Maguire Properties, Inc.                              444,500        13,335,000
Reckson Associates Realty Corp.                       203,600         7,146,360
SL Green Realty Corp.                                 199,900        13,599,197
                                                                  -------------
                                                                    163,308,216
                                                                  -------------
Regional Malls-15.4%
General Growth Properties, Inc.                       954,975        40,567,338
Macerich Co.                                          108,900         6,999,003
Mills Corp.                                           304,100        16,269,350
Simon Property Group, Inc.                            764,400        54,746,328
                                                                  -------------
                                                                    118,582,019
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-11.8%
Developers Diversified Realty Corp.                   578,200     $  25,255,776
Kimco Realty Corp.                                    714,900        21,175,338
Pan Pacific Retail Properties, Inc.                   201,100        12,769,850
Regency Centers Corp.                                 405,800        22,590,886
Tanger Factory Outlet Centers, Inc.                   335,500         9,021,595
                                                                  -------------
                                                                     90,813,445
                                                                  -------------
Specialty-0.7%
Digital Realty Trust, Inc.                            294,300         5,644,674
                                                                  -------------
Storage-3.8%
Public Storage, Inc.                                  363,200        24,043,840
Sovran Self Storage, Inc.                             116,800         5,434,704
                                                                  -------------
                                                                     29,478,544
                                                                  -------------
Warehouse & Industrial-9.6%
EastGroup Properties, Inc.                            390,400        17,060,480
First Potomac Realty Trust                            295,200         7,480,368
ProLogis Trust                                      1,155,300        49,677,900
                                                                  -------------
                                                                     74,218,748
                                                                  -------------
Total Common Stocks
  (cost $525,992,398)                                               736,279,657
                                                                  -------------
Short-Term Investment-2.9%
Time Deposit-2.9%
State Street Euro Dollar
  3.10%, 11/01/05
  (cost $22,192,000)                                  $22,192        22,192,000
                                                                  -------------
Total Investments-98.4%
  (cost $548,184,398)                                               758,471,657
Other assets less liabilities-1.6%                                   12,549,866
                                                                  -------------
Net Assets-100%                                                   $ 771,021,523
                                                                  =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 9


STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

ASSETS
Investments in securities, at value (cost $548,184,398)          $  758,471,657
Cash                                                                        373
Receivable for investment securities sold                            15,631,685
Receivable for capital stock sold                                     1,434,737
Dividends and interest receivable                                       518,360
                                                                 --------------
Total assets                                                        776,056,812
                                                                 --------------
LIABILITIES
Payable for investment securities purchased                           4,003,729
Payable for capital stock redeemed                                      527,120
Advisory fee payable                                                    350,453
Administrative fee payable                                                6,666
Transfer Agent fee payable                                                3,006
Accrued expenses                                                        144,315
                                                                 --------------
Total liabilities                                                     5,035,289
                                                                 --------------
Net Assets                                                       $  771,021,523
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $       53,801
Additional paid-in capital                                          507,162,976
Undistributed net investment income                                   2,712,832
Undistributed net realized gain on investment transactions           50,804,655
Net unrealized appreciation of investments                          210,287,259
                                                                 --------------
                                                                 $  771,021,523
                                                                 ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                     Net Asset Value and:
                                                 ----------------------------
                                  Shares           Offering       Redemption
Class         Net Assets       Outstanding          Price           Price
-----------------------------------------------------------------------------
I            $771,021,360       53,800,533          $14.33          $14.33
-----------------------------------------------------------------------------
II           $     163.27           11.313          $14.43          $14.43
-----------------------------------------------------------------------------


See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2005

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $53,345)                                     $ 19,639,287
Interest                                               378,171     $ 20,017,458
                                                  ------------
EXPENSES
Advisory fee                                         3,778,297
Distribution fee--Class II                                   1
Custodian                                              183,718
Printing                                               155,154
Administrative                                          79,140
Legal                                                   61,062
Audit                                                   50,293
Registration fees                                       42,794
Transfer agency                                         40,867
Directors' fees and expenses                            26,143
Miscellaneous                                           34,457
                                                  ------------
Total expenses                                       4,451,926
Less: expense offset arrangement
  (see Note B)                                          (1,453)
                                                  ------------
Net expenses                                                          4,450,473
                                                                   ------------
Net investment income                                                15,566,985
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENT TRANSACTIONS
Net realized gain on investment
  transactions                                                       51,958,529
Net change in unrealized
  appreciation/depreciation
  of investments                                                     41,689,857
                                                                   ------------
Net gain on investment transactions                                  93,648,386
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $109,215,371
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 11


STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended      Year Ended
                                                   October 31,     October 31,
                                                      2005            2004
                                                ==============   ==============
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income                           $   15,566,985   $   11,833,757
Net realized gain on investment
  transactions                                      51,958,529       17,237,256
Net change in unrealized
  appreciation/depreciation
  of investments                                    41,689,857      108,084,129
                                                --------------   --------------
Net increase in net assets
  from operations                                  109,215,371      137,155,142

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class I                                          (12,854,151)     (18,162,823)
  Class II                                                  (2)              (7)
Net realized gain on
  Investment transactions
  Class I                                           (5,471,460)              -0-
  Class II                                                  (2)              -0-

CAPITAL STOCK TRANSACTIONS
Net increase                                        86,344,950      110,348,687
                                                --------------   --------------
Total increase                                     177,234,706      229,340,999

NET ASSETS
Beginning of period                                593,786,817      364,445,818
                                                --------------   --------------
End of period (including undistributed net
  investment income of $2,712,832 and
  $0, respectively)                             $  771,021,523   $  593,786,817
                                                ==============   ==============


See notes to financial statements.


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12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"). The Real Estate Investment Institutional Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 13


bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent and distribution fees. Expenses of the Company are charged to each Fund in proportion to their net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% on the first $2.5 billion, .45% on the next $2.5 billion and .40% in excess of $5 billion of the Fund's daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 15


Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.50% of average daily net assets for Class I and Class II of the Fund. For the year ended October 31, 2005, there was no reimbursement for the Fund.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended October 31, 2005, such fees amounted to $79,140.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $18,000 for the year ended October 31, 2005.

For the year ended October 31, 2005, the Fund's expenses were reduced by $1,453, under an expense offset arrangement with AGIS.

Brokerage commissions paid on investment transactions for the year ended October 31, 2005, amounted to $678,529, of which $287,897 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investment Research and Management,Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005 were as follows:

                                                   Purchases          Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  393,905,113   $  306,085,764
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  548,782,597
                                                                 --------------
Gross unrealized appreciation                                    $  211,286,685
Gross unrealized depreciation                                        (1,597,625)
                                                                 --------------
Net unrealized appreciation                                      $  209,689,060
                                                                 ==============

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. During the year ended October 31, 2005, the Fund did not engage in security lending.

NOTE F

Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class I and Class II, each with


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 17


3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                      October 31,   October 31,    October 31,     October 31,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class I
Shares sold           13,426,768    15,373,723   $ 180,591,628   $ 168,170,805
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          463,299       466,246       6,256,839       5,215,824
-------------------------------------------------------------------------------
Shares redeemed       (7,457,116)   (5,689,364)   (100,503,468)    (63,037,156)
-------------------------------------------------------------------------------
Net increase           6,432,951    10,150,605   $  86,344,999   $ 110,349,473
===============================================================================

Class II
Shares sold                   -0-            4   $          -0-  $          39
-------------------------------------------------------------------------------
Shares redeemed               (4)          (79)            (49)           (825)
-------------------------------------------------------------------------------
Net decrease                  (4)          (75)  $         (49)  $        (786)
===============================================================================


NOTE G

Risk Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2005.

NOTE I

Components of Accumulated Earnings/(Deficit) and Distributions to Shareholders

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   11,279,527
Long-term capital gain                                           42,836,159
Unrealized appreciation/(depreciation)                          209,689,060(a)
                                                             --------------
Total accumulated earnings/(deficit)                         $  263,804,746
                                                             ==============

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.


The tax character of distributions paid during the fiscal years ended October 31, 2005 and 2004 were as follows:

                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $   12,854,153   $   14,281,543
                                            --------------   --------------
  Total taxable distributions                   12,854,153       14,281,543
  Long-term capital gains                        5,471,462        3,881,287
                                            --------------   --------------
Total distributions paid                    $   18,325,615   $   18,162,830
                                            ==============   ==============

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the


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ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 19


mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the



_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 21


AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against



_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 23


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class I
                                       ---------------------------------------------------------------
                                                             Year Ended October 31,
                                       ---------------------------------------------------------------
                                           2005         2004         2003         2002         2001
                                       -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $12.54        $9.79        $7.62        $7.66        $7.48

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)(b)                 .31          .27          .31          .28          .39
Net realized and unrealized
  gain on investment
  transactions                             1.86         2.90         2.28          .10          .21
Net increase in net asset value
  from operations                          2.17         3.17         2.59          .38          .60

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.26)        (.42)        (.31)        (.28)        (.39)
Distributions from net realized
  gain on Investment
  transactions                             (.12)          -0-          -0-          -0-          -0-
Tax return of capital                        -0-          -0-        (.11)        (.14)        (.03)
Total dividends and
  distributions                            (.38)        (.42)        (.42)        (.42)        (.42)
Net asset value,
  end of period                          $14.33       $12.54        $9.79        $7.62        $7.66

TOTAL RETURN
Total investment return
  based on net asset value(c)             17.45%       32.98%       34.96%        4.58%        8.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(d)           $771,021     $593,787     $364,445     $178,818      $48,472
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                  .65%         .70%        1.08%        1.19%        1.00%
  Expenses, before
    waivers/reimbursements                  .65%         .94%        1.09%        1.29%        3.52%
  Net investment income(b)                 2.27%        2.48%        3.63%        3.41%        5.32%
Portfolio turnover rate                      46%          22%          15%          24%          19%


See footnote summary on page 26.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class II
                                       ---------------------------------------------------------------
                                                            Year Ended October 31,
                                       ---------------------------------------------------------------
                                           2005         2004         2003         2002         2001
                                       -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $12.63        $9.85        $7.66        $7.71        $7.52

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)(a)(b)                              .30          .23          .30          .27          .34
Net realized and unrealized
  gain on investment
  transactions                             1.84         2.95         2.29          .08          .25
Net increase in net asset value
  from operations                          2.14         3.18         2.59          .35          .59

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.22)        (.40)        (.30)        (.27)        (.34)
Distributions from net realized
  gain on Investment
  transactions                             (.12)          -0-          -0-          -0-          -0-
Tax return of capital                        -0-          -0-        (.10)        (.13)        (.06)
Total dividends and
  distributions                            (.34)        (.40)        (.40)        (.40)        (.40)
Net asset value,
  end of period                          $14.43       $12.63        $9.85        $7.66        $7.71

TOTAL RETURN
Total investment return based
  on net asset value(c)                   17.07%       32.85%       34.72%        4.17%        7.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                  $163         $190           $1(d)       $19(d)       $62(d)
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements                  .95%         .89%        1.37%        1.49%        1.30%
  Expenses, before
    waivers/reimbursements                  .95%        1.24%        1.38%        1.71%        7.57%
  Net investment income(b)                 2.19%        2.42%        4.54%        3.33%        4.53%
Portfolio turnover rate                      46%          22%          15%          24%          19%


See footnote summary on page 26.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 25


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  000's omitted.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
AllianceBernstein Real Estate Institutional Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the AllianceBernstein Real Estate Institutional Fund (one of the funds constituting the AllianceBernstein Institutional Funds, Inc.) (the "Fund") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Institutional Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 16, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 27


TAX INFORMATION
(unaudited)

For the fiscal year ended October 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $83,555 as qualified dividend income, which is taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS (2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G.Paul, Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Real Estate Investment Institutional Fund are made by the REIT Investment Policy Group.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 29


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                               PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, ADDRESS,                           PRINCIPAL                           COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH,                         OCCUPATION(S)                       OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                     DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer +                     Executive Vice President                        106         SCB Partners,
1345 Avenue                         of ACMC since 2001; prior thereto,                         Inc.; SCB, Inc.
of the Americas                     Chief Executive Officer of Sanford
New York, NY 10105                  C. Bernstein & Co., LLC and its
10/2/57                             predecessor since prior to 2000.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr. #             Investment adviser and an                       108             None
2 Sound View Drive                  independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been associated
(1997)                              since prior to 2000. He was formerly
                                    Deputy Comptroller and Chief
                                    Investment Officer of the State of
                                    New York and, prior thereto,
                                    Chief Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, # **                    Formerly: Executive Vice                        106             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/30                             Assurance Society of the United
(1997)                              States; Chairman and Chief
                                    Executive Officer of Evlico (insurance);
                                    Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial Group
                                    and Donaldson, Lufkin & Jenrette
                                    Securities Corporation; Governor
                                    at Large, National Association of
                                    Securities Dealers, Inc.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


                                                                               PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, ADDRESS,                           PRINCIPAL                           COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH,                         OCCUPATION(S)                       OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                     DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler #                  Independent consultant. Until                   107             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of Alliance
10/23/29                            Capital Management Corporation
(1997)                              ("ACMC") responsible for mutual
                                    fund administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.

John H. Dobkin #                    Consultant. Formerly President                  106        Municipal Art
P.O. Box 12                         of Save Venice, Inc. (preservation                            Society
Annandale, NY 12504                 organization) from 2001-2002,                                (New York
2/19/42                             a Senior Advisor from June 1999-                               City)
(1997)                              June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    from December 1989-May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during
                                    1988-1992, he was Director and
                                    Chairman of the Audit Committee
                                    of ACMC.

Michael J. Downey, #                Consultant since 2004. Formerly                 106        Asia Pacific
c/o Alliance Capital                managing partner of Lexington                                Fund, Inc.
Management L.P.                     Capital, LLC (investment advisory                             and The
1345 Avenue of the                  firm) from 1997 until December                              Merger Fund
Americas                            2003. Prior thereto, Chairman and
Attn: Philip L. Kirstein            CEO of Prudential Mutual Fund
New York, NY 10105                  Management (1987-1993).
1/26/44
(2005)

D. James Guzy, #                    Chairman of the Board of PLX                    106      Intel Corporation,
P.O. Box 128                        Technology (semi-conductors)                                Cirrus Logic
Glenbrook, NV 89413                 and of SRC Computers, Inc.,                                 Corporation,
3/7/36                              with which he has been associated                            Novellus
(2005)                              since prior to 2000. He is also                            Corporation,
                                    President of the Arbor Company                            Micro Component
                                    (private family investments).                             Technology, the
                                                                                              Davis Selected
                                                                                              Advisers Group
                                                                                              of Mutual Funds,
                                                                                              and LogicVision


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 31


                                                                               PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, ADDRESS,                           PRINCIPAL                           COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH,                         OCCUPATION(S)                       OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                     DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture                     106           Toppan
220 Montgomery Street               Associates (venture capital and                          Photomasks, Inc.,
Penthouse 10                        consulting) since prior to 2000.                            the George
San Francisco,                      He is Chairman and CEO, DuPont                                 Lucas
CA 94104                            Photomasks, Inc., Austin, Texas,                            Educational
10/10/41                            2003-2005, and President and                             Foundation, and
(2005)                              CEO since company acquired,                              Chairman of the
                                    and name changed to Toppan                                Board of the
                                    Photomasks, Inc. in 2005 (semi-                            Smithsonian's
                                    conductor manufacturing services).                           National
                                                                                                 Museum of
                                                                                              Natural History


*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*                     PRINCIPAL POSITION(S)               PRINCIPAL OCCUPATION
  AND DATEOFBIRTH                       HELD WITH FUNDS                    DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                      President                       See biography above.
10/2/57

Philip L. Kirstein,                 Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer of the Alliance-
                                    Compliance Officer              Bernstein Funds with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since
                                                                    prior to 2000 until March 2003.

Teresa Marziano                     Senior Vice President           Senior Vice President of ACMC** since
9/1/54                                                              October 2000 and co-Chief Investment
                                                                    Officer of Real Estate Investments since
                                                                    July 2004. Prior thereto, she was a
                                                                    Senior Analyst of investment research
                                                                    at Sanford C. Bernstein &Co., Inc.
                                                                    ("SCB")** since prior to 2000.

Joseph G.Paul                       Senior Vice President           Senior Vice President of ACMC**, co-
2/8/60                                                              Chief Investment Officer of Real Estate
                                                                    Investments since July 2004, and Chief
                                                                    Investment Officer of Small and Mid
                                                                    Capitalization Value Equities since
                                                                    2002. He is also Chief Investment
                                                                    Officer of Advanced Value at ACMC**
                                                                    since October 2000, and held the same
                                                                    position at SCB** since prior to 2000.

Thomas Bardong,                     Vice President                  Senior Vice President of ACMC**, with
4/28/45                                                             which he has been associated since
                                                                    prior to 2000.

Emilie D. Wrapp,                    Secretary                       Senior Vice President, Assistant
11/13/55                                                            General Counsel and Assistant
                                                                    Secretary of AllianceBernstein
                                                                    Investment Research and Management,
                                                                    Inc. ("ABIRM")**, with which she
                                                                    has been associated since prior to
                                                                    2000.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 33



   NAME, ADDRESS*                     PRINCIPAL POSITION(S)               PRINCIPAL OCCUPATION
  AND DATEOFBIRTH                       HELD WITH FUNDS                    DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                    Vice President of ABIRM**, with which
                                                                    he has been associated since prior
                                                                    to 2000.

Vincent S. Noto,                    Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior
                                                                    to 2000.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  SCB, ACMC, ABIRM and AGIS are affiliates of the Funds.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Company" refers to AllianceBernstein Institutional Funds, Inc., and the term "Fund" refers to AllianceBernstein Real Estate Investment Institutional Fund.

The Company's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Company and the Adviser in respect of the Fund at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Company's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Company's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 35


2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with similar investment objectives;

12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Company who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 37


other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of the Class II Shares of the Fund; and retains a portion of the 12b-1 fees from the Fund. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing per-


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 39


formance of the Class I Shares of the Fund as compared to a Performance Group of 6 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 62 to 36 funds (depending on the year) in its Lipper category selected by Lipper for periods ended May 31, 2005 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class I Shares of the Fund as compared to the National Association of Real Estate Investment Trusts Equity Index for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5-year and since inception periods (December 1997 inception). The directors noted that in the Performance Group and Performance Universe comparisons, the Fund was in the fourth quintile in the 1-year period and third quintile in the 3-year period, and in the fourth and fifth quintiles in the 5-year Performance Group and Performance Universe comparisons. The comparative information showed that the Fund underperformed the Index in the YTD, 5-year and since inception periods and outperformed the Index in the 1- and 3-year periods. Based on their review and their discussion of the reasons for the Fund's underperformance with the Adviser and steps that had been taken by the Adviser in an effort to address such underperformance, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and discussed with the Adviser the level of such negotiated fees for strategies similar to those of the Fund.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Company's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds with the Fund's investment classification/ objective with a similar load type as the Fund. The Class I expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was two basis points. The directors also noted that the Adviser advises two other AllianceBernstein funds with similar investment objectives and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser, was significantly lower than the medians for the Expense Group and the Expense Universe. The directors concluded that the Fund's expense ratio was highly satisfactory.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 41


Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 43


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. in respect of AllianceBernstein Real Estate Institutional Fund and AllianceBernstein Premier Growth Institutional Fund(2) (each a "Fund" and collectively the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Funds grow larger.

6. Nature and quality of the Adviser's services including the performance of the Funds.


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Funds.

(2) The Retail version of the AllianceBernstein Premier Growth Institutional Fund, the AllianceBernstein Premier Growth Fund, was renamed the
AllianceBernstein Large Cap Growth Fund on December 15, 2004.


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(3)


                                              Advisory Fee Based on % of
Funds(4)                                       Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate           First $2.5 billion                0.55%
Investment Institutional Fund           Next $2.5 billion                 0.45%
                                        Excess of $5 billion              0.40%

AllianceBernstein Premier Growth        First $2.5 billion                0.75%
Institutional Fund                      Next $2.5 billion                 0.65%
                                        Excess of $5 billion              0.60%


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                              As a % of
Funds                                   Amount        average daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate          $87,178                   0.02
Investment Institutional Fund

AllianceBernstein Premier Growth       $80,000                   0.11
Institutional Fund(5)

The Adviser has agreed to waive that portion of its management fees and/or reimburse each Fund for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratio to the amounts set forth below for each Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Funds' fiscal year upon at least 60 days written notice. The gross expense ratio is also set forth below. It should be noted that Real Estate Investment Institutional Fund is operating below its expense cap as of May 31, 2005; accordingly, the Fund's undertaking is currently of no effect.


(3) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.

(4) The Funds' Retail versions, AllianceBernstein Real Estate Investment Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc. have fee schedules with the same fees and breakpoints as the Funds.

(5) For the Fund's most recently completed fiscal year, the Adviser waived the reimbursement amount.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 45


                                         Expense Cap
                                     Pursuant to Expense       Gross
                                         Limitation           Expense       Fiscal
Fund                                    Undertaking           Ratio(6)     Year End
---------------------------------------------------------------------------------------
AllianceBernstein Real Estate      Class I         1.20%       0.63%       October 31
Investment Institutional Fund      Class II        1.50%       0.79%

AllianceBernstein Premier          Class I         0.90%       1.37%       October 31
Growth Institutional Fund          Class II        1.20%       1.61%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Funds to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory


(6) These gross expense ratios are calculated from the beginning of each Fund's current fiscal year through May 31, 2005.


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


fees charged to institutional accounts with substantially similar investment styles as the Funds:

                                     Net Assets                Alliance
                                      06/30/05               Institutional
Fund                                   ($MIL)                 Fee Schedule
----------------------------------------------------------------------------------------
AllianceBernstein Real Estate          $729.9         Domestic REIT Strategy
Investment Institutional Fund                         70 bp on 1st $25 million
                                                      60 bp on next $25 million
                                                      50 bp on next $25 million
                                                      Negotiable on the balance
                                                      Minimum account size $10 million

AllianceBernstein Premier Growth       $ 65.5         Large Cap Growth
Institutional Fund                                    80 bp on 1st $25 million
                                                      50 bp on next $25 million
                                                      40 bp on next $50 million
                                                      30 bp on next $100 million
                                                      25 bp on the balance
                                                      Minimum account size $10 million


The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fees for offshore mutual funds with to some extent similar investment styles as the
Funds:


Asset Class                 Fee(7)
--------------            ---------
Equity Growth               0.80%
Real Estate                 0.95%


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for these sub-advisory relationships:


Fund                               Sub-advised Fund                Fee Schedule
------------------------------------------------------------------------------------------
AllianceBernstein Premier          AST Alliance Growth      0.40% flat
Growth Institutional Fund          & Income Portfolio

                                   Prudential Skandia       0.60% on first $500 million
                                   Large Cap Growth         0.50% thereafter
                                   Portfolio

                                   EQ / Alliance            0.60% on the first $1 billion
                                   Premier Growth           0.55% on the next $500 million
                                                            0.50% on the next $500 million
                                                            0.45% on the next $500 million
                                                            0.40% thereafter


(7) Except for Real Estate, the fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 47



Fund                               Sub-advised Fund             Fee Schedule
------------------------------------------------------------------------------------------
                                   EQ / Bernstein           0.50% on first $1 billion
                                   Diversified Value        0.40% on next $1 billion
                                                            0.30% on next $1 billion
                                                            0.20% thereafter

                                   SunAmerica Alliance      0.35% on first $50 million
                                   Growth                   0.30% on next $100 million
                                                            0.25% thereafter

                                   MassMutual               0.40% on first $300 million
                                   Large Cap Growth         0.37% on next $300 million
                                                            0.35% on next $300 million
                                                            0.32% on next $600 million
                                                            0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the effective management fees relative to the Lipper group median at the approximate current asset level of the Funds.(8)

                                      Effective          Lipper
Funds                             Management Fee(9)   Group Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Real Estate           0.550            0.850           2/6
Investment Institutional Fund

AllianceBernstein Premier Growth        0.750            0.756          5/12
Institutional Fund


(8) It should be noted that "effective management fee" is calculated by Lipper using each Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Funds does not reflect the payments by the Funds to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Funds is discussed in Section I.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Lipper also analyzed the expense ratio of the Funds in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of. The results of that analysis are set forth below:

                                            Lipper        Lipper        Lipper        Lipper
                             Expense       Universe      Universe       Group         Group
Funds                       Ratio(12)       Median         Rank         Median         Rank
------------------------------------------------------------------------------------------------
AllianceBernstein             0.700         1.114          5/41         0.952           2/6
Real Estate Investment
Institutional Fund

AllianceBernstein             0.891         1.027        43/155         0.876          7/12
Premier Growth
Institutional Fund


Based on this analysis Premier Growth Institutional Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis while Real Estate Investment Institutional Fund has equally favorable rankings. Although Real Estate Investment Institutional Fund has equally favorable rankings on an advisory fee and total expense ratio basis, the directors are still interested in lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Funds level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.


(10) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Univese. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)  Most recent fiscal year end Class A share expense ratio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 49


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Funds, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Funds and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Funds principal underwriter. ABIRM and the Adviser have disclosed in the Funds prospectus that they may make payments(13) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Funds for such purposes.

ABIRM received the amounts set forth below in Rule 12b-1 fees for the Funds during the Funds most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Funds                                                     12b-1 Fees Received
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment                        $      1
Institutional Fund

AllianceBernstein Premier Growth                                $ 24,829
Institutional Fund


(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Funds sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


_______________________________________________________________________________

50 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:


Funds                                                             AGIS Fee(14)
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Institutional Fund         $18,000

AllianceBernstein Premier Growth Institutional Fund                 $36,000


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are


(14)  AGIS charges a flat fee of $18,000 for each share class of each Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 51


being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Funds' assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, and 5 year performance ranking of the Funds(15) relative to its Lipper group and universe for the periods ended May 31, 2005:


AllianceBernstein Real Estate
Investment Institutional Fund       Group        Universe
   1 year                            5/6           38/62
   3 year                            4/6           23/45
   5 year                            5/6           31/36

AllianceBernstein Premier
Growth Institutional Fund           Group        Universe
   1 year                           5/13          65/202
   3 year                           6/11          94/159
   5 year                           9/10          99/116


Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)(16) versus its benchmarks(17).

                                              Periods Ending May 31, 2005
                                                 Annualized Performance
--------------------------------------------------------------------------------------
                                        1            3            5          Since
Funds                                 Year         Year         Year       Inception
--------------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Institutional Fund         30.12        20.46        18.57         9.55
NAREIT Equity Index                   30.02        19.69        19.88        10.87

AllianceBernstein Premier Growth
Institutional Fund                     5.97         2.54        -9.97         1.16
Russell 1000 Growth Index              3.33         3.97        -8.97         1.13
S&P 500 Index                          8.23         5.59        -1.92         4.26



(15)  The performance rankings are for the Class I shares of the Funds.

(16)  The Funds' performance returns are for the Class I shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


_______________________________________________________________________________

52 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Funds are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 53


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


REIINSTAR1005




AllianceBernstein Real Estate Investment Institutional Fund


Annual Report

October 31, 2005


[LOGO] BERNSTEIN
Investment Research and Management
A unit of Alliance Capital Management L.P.




---------------------------
Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.bernstein.com or call your financial advisor. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.bernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call Bernstein at (212) 756-4097.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Bernstein Investment Research and Management, Inc. is a unit of Alliance Capital Management L.P.




December 22, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2005.

Investment Objective and Policies

The Fund is an open-end fund that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, as well as the broad U.S. equity market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2005.

For the 12-month period ended October 31, 2005, the Fund underperformed its sector-specific benchmark, but outperformed the broad market, as represented by the S&P 500 Stock Index. Specifically, sector selection in the lodging, specialty and self-storage sectors was the main detractor from Fund performance.

In lodging, the 12-month period was characterized by recurring investor anxiety over a number of macro threats to the economy. Investors tend to link the health of the economy to their expectations for lodging. Investor concerns notwithstanding, lodging fundamentals have continued to improve throughout the year; revenue per average room growth has exceeded expectations for 2005 and prospects for 2006 remain solid. Underpinning solid fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 is expected to lag lodging demand, supporting strong occupancy and pricing. The Fund also surrendered relative performance in the self-storage sector as a result of having a lower-than-market weight in this property type. Positive security selection in most property types was partially offset by poor security selection in self-storage due primarily to the Fund's underweight position in a company that is trading at a premium because it is being pursued by a competitor.

Several holdings contributed positively to the Fund's performance during the 12-month period under review. Security selection was particularly strong in the retail and office/industrial sectors. The Fund's emphasis on the strongest regional mall names, which have ample growth opportunities and attractive valuations, also contributed to performance. Additionally, in the office/industrial sector, the Fund's overweight positions in strong office/industrial owners that operate in the better markets, contributed to relative performance.

The Fund modestly underperformed its benchmark for the six-month period ended October 31, 2005, but it outperformed the S&P 500 Stock Index during the same time frame. The Fund's underperformance was driven by unfavorable sector selection. Security selection provided a positive


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 1


contribution to returns, but this contribution was not large enough to offset the negative effect of sector selection.

Overall, the Fund's overweight in lodging properties detracted from performance. Despite very strong fundamentals and revenue per average room growth in the high single digits, investor anxiety over the impact of high oil prices on the economy, and lodging in particular, continues to impact this sector. Security selection within lodging also detracted from relative performance as two of the Fund's holdings performed particularly poorly. This was due to investor concerns related, in one case, to the acquisition of a foreign company, and in the other case, a rumored potential acquisition.

Security selection was a positive contributor in the office/industrial and retail sectors. The Fund's holdings in the office sector produced strong performance as regionally-focused investments more than offset the poor performance of some more broadly diversified office investments. The latter continue to face challenging conditions as well as persistent higher-than-expected vacancy rates in some of their markets. The Fund also benefited from an underweight position in an underperforming office company that has a large index weight.

Market Review and Investment Strategy

Real estate investment trust performance, as measured by the NAREIT Equity Index, gained 17.95% during the 12-month period ended October 31, 2005, exceeding the S&P 500 Stock Index return of 8.72%. Real estate fundamentals continued to improve during the annual reporting period, as the U.S. economy strengthened and consumer spending remained robust. All sectors of the NAREIT Equity Index contributed to the positive performance with self-storage, residential and specialty contributing the most. Throughout most of the 12-month period, the Fund held overweight positions in the office/industrial and lodging sectors and underweight positions in the residential, health care, specialty/diversified and self storage sectors.

For the six-month period ended October 31, 2005, the NAREIT Equity Index returned 10.16%, outperforming the S&P 500 Index which returned 5.26%. REIT performance during the most recent six-month period was volatile and investor sentiment vacillated between confidence in the progress of real estate fundamentals and concern over the impact of energy prices on the economy. Inflation, interest rate worries and doubts about the sustainability of consumer spending also affected investor sentiment. During this period, residential, self-storage and specialty REITs performed ahead of the NAREIT Equity Index, while lodging, health care and retail lagged the Index. The Fund held overweight positions in the lodging and office/industrial properties sectors during the six-month period and underweight positions in the health care, self storage, diversified and specialty REITs sectors. The Fund continues to maintain a pro-cyclical bias and to overweight economically sensitive sectors.


2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Class II shares reflect a .30% sales charge. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged NAREIT Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


AllianceBernstein Real Estate Investment Institutional Fund o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                                 Returns
PERIODS ENDED OCTOBER 31, 2005                   6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
  Investment Institutional Fund
  Class I                                          9.97%              17.45%
  Class II                                         9.72%              17.07%

NAREIT Equity Index                               10.16%              17.95%

S&P 500 Stock Index                                5.26%               8.72%


GROWTH OF A $2,000,000 INVESTMENT IN THE FUND
12/9/97* TO 10/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein
          Real Estate Investment
           Institutional Fund            S&P 500                   NAREIT
                 Class I               Stock Index              Equity Index
-------------------------------------------------------------------------------
12/9/97         2,000,000                2,000,000                2,000,000
10/31/98        1,627,800                2,282,260                1,707,400
10/31/99        1,510,436                2,867,888                1,587,233
10/31/00        1,786,543                3,042,256                1,877,617
10/31/01        1,930,360                2,285,038                2,145,985
10/31/02        2,018,964                1,939,997                2,282,620
10/31/03        2,724,793                2,343,323                3,057,136
10/31/04        3,623,430                2,563,829                3,972,320
10/31/05        4,255,718                2,787,395                4,685,352

NAREIT Equity Index: $4,685,352

AllianceBernstein Real Estate Investment Institutional Fund Class I: $4,255,718

S&P 500 Stock Index: $2,787,395

* Since inception of the Fund's Class I shares on 12/9/97.

This chart illustrates the total value of an assumed $2,000,000 investment in AllianceBernstein Real Estate Investment Institutional Fund Class I shares (from 12/9/97* to 10/31/05) as compared to the performance of the Fund's benchmark, the NAREIT Equity Index, and the overall stock market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2005
-------------------------------------------------------------------------------
Class I Shares
1 Year                                                           17.45%
5 Years                                                          18.96%
Since Inception*                                                 10.04%

Class II Shares
1 Year                                                           17.07%
5 Years                                                          18.68%
Since Inception*                                                  9.74%

AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
-------------------------------------------------------------------------------
Class I Shares
1 Year                                                           26.54%
5 Years                                                          18.27%
Since Inception*                                                 10.47%

Class II Shares
1 Year                                                           26.22%
5 Years                                                          18.03%
Since Inception*                                                 10.18%

* Inception Date: 12/9/97 for Class I and Class II shares.

See Historical Performance and Benchmark disclosures on page 3.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning          Ending
                         Account Value     Account Value        Expenses Paid
                          May 1, 2005     October 31, 2005      During Period*
-------------------------------------------------------------------------------
Class I
Actual                       $1,000           $1,099.74               $3.49
Hypothetical
  (5% return
  before expenses)           $1,000           $1,021.88               $3.36

Class II
Actual                       $1,000           $1,097.21               $5.92
Hypothetical
  (5% return
  before expenses)           $1,000           $1,019.56               $5.70

* Expenses are equal to the classes' annualized expense ratios of 0.66% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).


6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


PORTFOLIO SUMMARY
October 31, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $771.0

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

SECTOR BREAKDOWN*

o  21.5%   Office
o  16.3%   Apartments
o  15.6%   Regional Malls
o  12.0%   Shopping Centers
o   9.9%   Lodging
o   9.8%   Warehouse & Industrial
o   5.8%   Diversified & Others
o   3.9%   Storage
o   1.6%   Health Care
o   0.7%   Specialty

o   2.9%   Short-Term


TEN LARGEST HOLDINGS
October 31, 2005

                                                                  Percent of
Company                                       U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Simon Property Group, Inc.                   $ 54,746,328             7.1%
ProLogis Trust                                 49,677,900             6.4
General Growth Properties, Inc.                40,567,338             5.3
Vornado Realty Trust                           32,051,700             4.2
Equity Residential
  Properties Trust                             29,107,800             3.8
Host Marriott Corp.                            28,833,467             3.7
Alexandria Real Estate
  Properties, Inc.                             27,877,080             3.6
Developers Diversified
  Realty Corp.                                 25,255,776             3.3
Archstone-Smith Trust                          25,051,975             3.3
Corporate Office Properties
  Trust                                        25,009,820             3.2
-------------------------------------------------------------------------------
                                             $338,179,184            43.9%

* All data are as of October 31, 2005. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

  Please note: The sector classification presented herein is based on the sector categorization methodology of the Adviser.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 7


PORTFOLIO OF INVESTMENTS
October 31, 2005

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.5%

Real Estate Investment Trusts-95.5%
Apartments-16.0%
Archstone-Smith Trust                           617,500     $ 25,051,975
Avalonbay Communities, Inc.                     224,000       19,320,000
Camden Property Trust                           172,800        9,737,280
Equity Residential Properties Trust             741,600       29,107,800
Essex Property Trust, Inc.                      112,400       10,102,512
Mid-America Apartment Communities, Inc.         257,800       12,026,370
United Dominion Realty Trust, Inc.              810,000       17,925,300
                                                             ------------
                                                             123,271,237

Diversified & Others-5.7%
Cousins Properties, Inc.                        185,000        5,464,900
iStar Financial, Inc.                           170,200        6,275,274
Vornado Realty Trust                            395,700       32,051,700
                                                             ------------
                                                              43,791,874

Health Care-1.6%
Health Care Property Investors, Inc.            179,000        4,555,550
Windrose Medical Properties Trust               499,500        7,567,425
                                                             ------------
                                                              12,122,975

Lodging-9.7%
Hilton Hotels Corp.                             312,400        6,076,180
Host Marriott Corp.                           1,717,300       28,833,467
LaSalle Hotel Porperties                        164,800        5,832,272
Starwood Hotels & Resorts Worldwide, Inc.       324,200       18,943,006
Strategic Hotel Capital, Inc.                   100,000        1,699,000
Sunstone Hotel Investors, Inc.                  610,000       13,664,000
                                                             ------------
                                                              75,047,925

Office-21.2%
Alexandria Real Estate Equities, Inc.           344,800       27,877,080
Arden Realty, Inc.                              225,900       10,197,126
Boston Properties, Inc.                         303,900       21,035,958
Brookfield Properties Corp. (Canada)            773,950       22,676,735
CarrAmerica Realty Corp.                        259,600        8,548,628
Corporate Office Properties Trust               719,500       25,009,820
Equity Office Properties Trust                  336,550       10,365,740
Glenborough Realty Trust, Inc.                  183,825        3,516,572
Maguire Properties, Inc.                        444,500       13,335,000
Reckson Associates Realty Corp.                 203,600        7,146,360
SL Green Realty Corp.                           199,900       13,599,197
                                                             ------------
                                                             163,308,216

Regional Malls-15.4%
General Growth Properties, Inc.                 954,975       40,567,338
Macerich Co.                                    108,900        6,999,003
Mills Corp.                                     304,100       16,269,350
Simon Property Group, Inc.                      764,400       54,746,328
                                                             ------------
                                                             118,582,019


8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


                                               Shares or
                                               Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-11.8%
Developers Diversified Realty Corp.             578,200     $ 25,255,776
Kimco Realty Corp.                              714,900       21,175,338
Pan Pacific Retail Properties, Inc.             201,100       12,769,850
Regency Centers Corp.                           405,800       22,590,886
Tanger Factory Outlet Centers, Inc.             335,500        9,021,595
                                                             ------------
                                                              90,813,445

Specialty-0.7%
Digital Realty Trust, Inc.                      294,300        5,644,674

Storage-3.8%
Public Storage, Inc.                            363,200       24,043,840
Sovran Self Storage, Inc.                       116,800        5,434,704
                                                             ------------
                                                              29,478,544

Warehouse & Industrial-9.6%
EastGroup Properties, Inc.                      390,400       17,060,480
First Potomac Realty Trust                      295,200        7,480,368
ProLogis Trust                                1,155,300       49,677,900
                                                             ------------
                                                              74,218,748

Total Common Stocks
  (cost $525,992,398)                                        736,279,657

Short-Term Investment-2.9%
Time Deposit-2.9%
State Street Euro Dollar
  3.10%, 11/01/05
  (cost $22,192,000)                         $   22,192       22,192,000

Total Investments-98.4%
  (cost $548,184,398)                                        758,471,657
Other assets less liabilities-1.6%                            12,549,866
                                                             ------------
Net Assets-100%                                             $771,021,523

See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 9


STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

Assets
Investments in securities, at value
  (cost $548,184,398)                                            $ 758,471,657
Cash                                                                       373
Receivable for investment securities sold                           15,631,685
Receivable for capital stock sold                                    1,434,737
Dividends and interest receivable                                      518,360
Total assets                                                       776,056,812

Liabilities
Payable for investment securities purchased                          4,003,729
Payable for capital stock redeemed                                     527,120
Advisory fee payable                                                   350,453
Administrative fee payable                                               6,666
Transfer Agent fee payable                                               3,006
Accrued expenses                                                       144,315
Total liabilities                                                    5,035,289
Net Assets                                                       $ 771,021,523

Composition of Net Assets
Capital stock, at par                                             $     53,801
Additional paid-in capital                                         507,162,976
Undistributed net investment income                                  2,712,832
Undistributed net realized gain on
  investment transactions                                           50,804,655
Net unrealized appreciation of investments                         210,287,259
                                                                 $ 771,021,523

Calculation of Maximum Offering Price Per Share

                                          Net Asset Value and:
                                         ----------------------
                              Shares      Offering   Redemption
Class       Net Assets     Outstanding      Price      Price
---------------------------------------------------------------
I          $771,021,360     53,800,533     $14.33     $14.33
II         $     163.27         11.313     $14.43     $14.43

See notes to financial statements.


10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2005


Investment Income
Dividends (net of foreign taxes withheld
  of $53,345)                                  $19,639,287

Interest                                           378,171        $ 20,017,458
Expenses
Advisory fee                                     3,778,297
Distribution fee--Class II                               1
Custodian                                          183,718
Printing                                           155,154
Administrative                                      79,140
Legal                                               61,062
Audit                                               50,293
Registration fees                                   42,794
Transfer agency                                     40,867
Directors' fees and expenses                        26,143
Miscellaneous                                       34,457
Total expenses                                   4,451,926
Less: expense offset arrangement
  (see Note B)                                      (1,453)
Net expenses                                                         4,450,473
Net investment income                                               15,566,985

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
  transactions                                                      51,958,529
Net change in unrealized
  appreciation/depreciation
  of investments                                                    41,689,857
Net gain on investment transactions                                 93,648,386
Net Increase in Net Assets
  from Operations                                                 $109,215,371

See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 11


STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended          Year Ended
                                               October 31,         October 31,
                                                  2005                2004
                                              -------------       ------------
Increase in Net Assets
from Operations
Net investment income                         $ 15,566,985        $ 11,833,757
Net realized gain on investment
  transactions                                  51,958,529          17,237,256
Net change in unrealized
  appreciation/depreciation
  of investments                                41,689,857         108,084,129
Net increase in net assets
  from operations                              109,215,371         137,155,142

Dividends and Distributions to
Shareholders from
Net investment income
  Class I                                      (12,854,151)        (18,162,823)
  Class II                                              (2)                 (7)
Net realized gain on
Investment transactions
  Class I                                       (5,471,460)                 -0-
  Class II                                              (2)                 -0-

Capital Stock Transactions
Net increase                                    86,344,950         110,348,687
Total increase                                 177,234,706         229,340,999

Net Assets
Beginning of period                            593,786,817         364,445,818
End of period (including undistributed
  net investment income of $2,712,832
  and $0, respectively)                       $771,021,523        $593,786,817

See notes to financial statements.


12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2005


NOTE A
Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"). The Real Estate Investment Institutional Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 13


bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent and distribution fees. Expenses of the Company are charged to each Fund in proportion to their net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% on the first $2.5 billion, .45% on the next $2.5 billion and .40% in excess of $5 billion of the Fund's daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 15


Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.50% of average daily net assets for Class I and Class II of the Fund. For the year ended October 31, 2005, there was no reimbursement for the Fund.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended October 31, 2005, such fees amounted to $79,140.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $18,000 for the year ended October 31, 2005.

For the year ended October 31, 2005, the Fund's expenses were reduced by $1,453, under an expense offset arrangement with AGIS.

Brokerage commissions paid on investment transactions for the year ended October 31, 2005, amounted to $678,529, of which $287,897 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investment Research and Management,Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005 were as follows:

                                                Purchases            Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)                 $393,905,113        $306,085,764
U.S. government securities                              -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $ 548,782,597
Gross unrealized appreciation                                    $ 211,286,685
Gross unrealized depreciation                                       (1,597,625)
Net unrealized appreciation                                      $ 209,689,060


NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. During the year ended October 31, 2005, the Fund did not engage in security lending.

NOTE F
Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class I and Class II, each with


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 17


3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended   Year Ended      Year Ended
                      October 31,    October 31,  October 31,     October 31,
                         2005           2004         2005            2004
                     ------------  ------------  --------------  --------------
Class I
Shares sold           13,426,768    15,373,723   $ 180,591,628   $ 168,170,805
Shares issued in
  reinvestment of
  dividends and
  distributions          463,299       466,246       6,256,839       5,215,824
Shares redeemed       (7,457,116)   (5,689,364)   (100,503,468)    (63,037,156)
Net increase           6,432,951    10,150,605   $  86,344,999   $ 110,349,473

Class II
Shares sold                   -0-            4   $          -0-  $          39
Shares redeemed               (4)          (79)            (49)           (825)
Net decrease                  (4)          (75)  $         (49)  $        (786)



NOTE G
Risk Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their


18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2005.

NOTE I
Components of Accumulated Earnings/(Deficit) and Distributions to Shareholders

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $  11,279,527
Long-term capital gain                                           42,836,159
Unrealized appreciation/(depreciation)                          209,689,060(a)
Total accumulated earnings/(deficit)                          $ 263,804,746

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.
The tax character of distributions paid during the fiscal years ended October 31, 2005 and 2004 were as follows:

                                                2005                2004
                                            -----------         -----------
Distributions paid from:
  Ordinary income                          $ 12,854,153        $ 14,281,543
  Total taxable distributions                12,854,153          14,281,543
  Long-term capital gains                     5,471,462           3,881,287
Total distributions paid                   $ 18,325,615        $ 18,162,830


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 19


mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the



ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 21


AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against



22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 23


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class I
                                            -----------------------------------------------------------------
                                                                 Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.54        $9.79        $7.62        $7.66        $7.48

Income From Investment Operations
Net investment income(a)(b)                      .31          .27          .31          .28          .39
Net realized and unrealized gain
  on investment transactions                    1.86         2.90         2.28          .10          .21
Net increase in net asset value
  from operations                               2.17         3.17         2.59          .38          .60

Less: Dividends and Distributions
Dividends from net
  investment income                             (.26)        (.42)        (.31)        (.28)        (.39)
Distributions from net realized gain
  on Investment transactions                    (.12)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-        (.11)        (.14)        (.03)
Total dividends and distributions               (.38)        (.42)        (.42)        (.42)        (.42)
Net asset value, end of period                $14.33       $12.54        $9.79        $7.62        $7.66

Total Return
Total investment return
  based on net asset value(c)                  17.45%       32.98%       34.96%        4.58%        8.05%

Ratios/Supplemental Data
Net assets, end of period(d)                $771,021     $593,787     $364,445     $178,818      $48,472
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .65%         .70%        1.08%        1.19%        1.00%
  Expenses, before
    waivers/reimbursements                       .65%         .94%        1.09%        1.29%        3.52%
  Net investment income(b)                      2.27%        2.48%        3.63%        3.41%        5.32%
Portfolio turnover rate                           46%          22%          15%          24%          19%

See footnote summary on page 26.


24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class II
                                            -----------------------------------------------------------------
                                                                 Year Ended October 31,
                                            -----------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.63        $9.85        $7.66        $7.71        $7.52

Income From Investment Operations
Net investment income (loss)(a)(b)               .30          .23          .30          .27          .34
Net realized and unrealized gain
  on investment transactions                    1.84         2.95         2.29          .08          .25
Net increase in net asset value
  from operations                               2.14         3.18         2.59          .35          .59

Less: Dividends and Distributions
Dividends from net
  investment income                             (.22)        (.40)        (.30)        (.27)        (.34)
Distributions from net realized gain
  on Investment transactions                    (.12)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-        (.10)        (.13)        (.06)
Total dividends and distributions               (.34)        (.40)        (.40)        (.40)        (.40)
Net asset value, end of period                $14.43       $12.63        $9.85        $7.66        $7.71

Total Return
Total investment return based
  on net asset value(c)                        17.07%       32.85%       34.72%        4.17%        7.83%

Ratios/Supplemental Data
Net assets, end of period                       $163         $190           $1(d)       $19(d)       $62(d)
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements                       .95%         .89%        1.37%        1.49%        1.30%
  Expenses, before
    waivers/reimbursements                       .95%        1.24%        1.38%        1.71%        7.57%
  Net investment income(b)                      2.19%        2.42%        4.54%        3.33%        4.53%
Portfolio turnover rate                           46%          22%          15%          24%          19%

See footnote summary on page 26.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 25


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  000's omitted.


26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors
AllianceBernstein Real Estate Institutional Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the AllianceBernstein Real Estate Institutional Fund (one of the funds constituting the AllianceBernstein Institutional Funds, Inc.) (the "Fund") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Institutional Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 16, 2005


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 27


TAX INFORMATION
(unaudited)

For the fiscal year ended October 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $83,555 as qualified dividend income, which is taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G.Paul, Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Real Estate Investment Institutional Fund are made by the REIT Investment Policy Group.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 29


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH,                     OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer +                    Executive Vice President                                106                SCB Partners,
1345 Avenue                        of ACMC since 2001; prior thereto,                                         Inc.; SCB, Inc.
of the Americas                    Chief Executive Officer of Sanford
New York, NY 10105                 C. Bernstein & Co., LLC and its
10/2/57                            predecessor since prior to 2000.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr. #            Investment adviser and an                               108                None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
Chairman of the Board              registered investment adviser,
9/7/32                             with which he had been associated
(1997)                             since prior to 2000. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State of
                                   New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, # **                   Formerly: Executive Vice                                106                None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(1997)                             States; Chairman and Chief
                                   Executive Officer of Evlico (insurance);
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group
                                   and Donaldson, Lufkin & Jenrette
                                   Securities Corporation; Governor
                                   at Large, National Association of
                                   Securities Dealers, Inc.


30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH,                     OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler #                 Independent consultant. Until                           107                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of Alliance
10/23/29                           Capital Management Corporation
(1997)                             ("ACMC") responsible for mutual
                                   fund administration. Prior to joining
                                   ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin #                   Consultant. Formerly President                          106                Municipal Art
P.O. Box 12                        of Save Venice, Inc. (preservation                                         Society
Annandale, NY 12504                organization) from 2001-2002,                                              (New York
2/19/42                            a Senior Advisor from June 1999-                                           City)
(1997)                             June 2000 and President of Historic
                                   Hudson Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, he was Director and
                                   Chairman of the Audit Committee
                                   of ACMC.

Michael J. Downey, #               Consultant since 2004. Formerly                         106                Asia Pacific
c/o Alliance Capital               managing partner of Lexington                                              Fund, Inc.
Management L.P.                    Capital, LLC (investment advisory                                          and The
1345 Avenue of the                 firm) from 1997 until December                                             Merger Fund
Americas                           2003. Prior thereto, Chairman and
Attn: Philip L. Kirstein           CEO of Prudential Mutual Fund
New York, NY 10105                 Management (1987-1993).
1/26/44
(2005)

D. James Guzy, #                   Chairman of the Board of PLX                            106                Intel Corporation,
P.O. Box 128                       Technology (semi-conductors)                                               Cirrus Logic
Glenbrook, NV 89413                and of SRC Computers, Inc.,                                                Corporation,
3/7/36                             with which he has been associated                                          Novellus
(2005)                             since prior to 2000. He is also                                            Corporation,
                                   President of the Arbor Company                                             Micro Component
                                   (private family investments).                                              Technology, the
                                                                                                              Davis Selected
                                                                                                              Advisers Group
                                                                                                              of Mutual Funds,
                                                                                                              and LogicVision


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 31


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH,                     OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #         Principal of Turner Venture                             106                Toppan
220 Montgomery Street              Associates (venture capital and                                            Photomasks, Inc.,
Penthouse 10                       consulting) since prior to 2000.                                           the George
San Francisco,                     He is Chairman and CEO, DuPont                                             Lucas
CA 94104                           Photomasks, Inc., Austin, Texas,                                           Educational
10/10/41                           2003-2005, and President and                                               Foundation, and
(2005)                             CEO since company acquired,                                                Chairman of the
                                   and name changed to Toppan                                                 Board of the
                                   Photomasks, Inc. in 2005 (semi-                                            Smithsonian's
                                   conductor manufacturing services).                                         National
                                                                                                              Museum of
                                                                                                              Natural History

*   There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#   Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.

+   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*                PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUNDS               DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
Marc O. Mayer,                President                     See biography above.
10/2/57

Philip L. Kirstein,           Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds with which he has
                                                            been associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since
                                                            prior to 2000 until March 2003.

Teresa Marziano               Senior Vice President         Senior Vice President of ACMC** since
9/1/54                                                      October 2000 and co-Chief Investment
                                                            Officer of Real Estate Investments since
                                                            July 2004. Prior thereto, she was a
                                                            Senior Analyst of investment research
                                                            at Sanford C. Bernstein &Co., Inc.
                                                            ("SCB")** since prior to 2000.

Joseph G.Paul                 Senior Vice President         Senior Vice President of ACMC**, co-
2/8/60                                                      Chief Investment Officer of Real Estate
                                                            Investments since July 2004, and Chief
                                                            Investment Officer of Small and Mid
                                                            Capitalization Value Equities since
                                                            2002. He is also Chief Investment
                                                            Officer of Advanced Value at ACMC**
                                                            since October 2000, and held the same
                                                            position at SCB** since prior to 2000.

Thomas Bardong,               Vice President                Senior Vice President of ACMC**, with
4/28/45                                                     which he has been associated since
                                                            prior to 2000.

Emilie D. Wrapp,              Secretary                     Senior Vice President, Assistant
11/13/55                                                    General Counsel and Assistant
                                                            Secretary of AllianceBernstein
                                                            Investment Research and Manage-
                                                            ment, Inc. ("ABIRM")**, with which she
                                                            has been associated since prior to
                                                            2000.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 33



NAME, ADDRESS*                PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUNDS               DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
Mark D. Gersten,              Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS")**, and
                                                            Vice President of ABIRM**, with which
                                                            he has been associated since prior
                                                            to 2000.

Vincent S. Noto,              Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior
                                                            to 2000.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  SCB, ACMC, ABIRM and AGIS are affiliates of the Funds.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Company" refers to AllianceBernstein Institutional Funds, Inc., and the term "Fund" refers to AllianceBernstein Real Estate Institutional Fund.

The Company's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Company and the Adviser in respect of the Fund at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Company's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Company's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 35


     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

    10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

    11. information about fees charged by the Adviser to other clients with similar investment objectives;

    12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

    13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

    14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall


36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Company who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 37


other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


38 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of the Class II Shares of the Fund; and retains a portion of the 12b-1 fees from the Fund. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing per


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 39


formance of the Class I Shares of the Fund as compared to a Performance Group of 6 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 62 to 36 funds (depending on the year) in its Lipper category selected by Lipper for periods ended May 31, 2005 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class I Shares of the Fund as compared to the National Association of Real Estate Investment Trusts Equity Index for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5-year and since inception periods (December 1997 inception). The directors noted that in the Performance Group and Performance Universe comparisons, the Fund was in the fourth quintile in the 1-year period and third quintile in the 3-year period, and in the fourth and fifth quintiles in the 5-year Performance Group and Performance Universe comparisons. The comparative information showed that the Fund underperformed the Index in the YTD, 5-year and since inception periods and outperformed the Index in the 1- and 3-year periods. Based on their review and their discussion of the reasons for the Fund's underperformance with the Adviser and steps that had been taken by the Adviser in an effort to address such underperformance, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and discussed with the Adviser the level of such negotiated fees for strategies similar to those of the Fund.


40 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Company's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds with the Fund's investment classification/ objective with a similar load type as the Fund. The Class I expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was two basis points. The directors also noted that the Adviser advises two other AllianceBernstein funds with similar investment objectives and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser, was significantly lower than the medians for the Expense Group and the Expense Universe. The directors concluded that the Fund's expense ratio was highly satisfactory.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 41


Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


42 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. in respect of AllianceBernstein Real Estate Institutional Fund and AllianceBernstein Premier Growth Institutional Fund(2) (each a "Fund" and collectively the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Funds grow larger.

     6. Nature and quality of the Adviser's services including the performance of the Funds.


(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Funds.

(2) The Retail version of the AllianceBernstein Premier Growth Institutional Fund, the AllianceBernstein Premier Growth Fund, was renamed the
AllianceBernstein Large Cap Growth Fund on December 15, 2004.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 43


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(3)

                                              Advisory Fee Based on % of
Funds(4)                                       Average Daily Net Assets
-------------------------------------------------------------------------------

AllianceBernstein Real Estate      First $2.5 billion                     0.55%
Investment Institutional Fund      Next $2.5 billion                      0.45%
                                   Excess of $5 billion                   0.40%

AllianceBernstein Premier Growth   First $2.5 billion                     0.75%
Institutional Fund                 Next $2.5 billion                      0.65%
                                   Excess of $5 billion                   0.60%


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                   As a % of
                                                                 average daily
Funds                                               Amount         net assets
-------------------------------------------------------------------------------
AllianceBernstein Real Estate                      $87,178             0.02
Investment Institutional Fund

AllianceBernstein Premier Growth                   $80,000             0.11
Institutional Fund(5)

The Adviser has agreed to waive that portion of its management fees and/or reimburse each Fund for that portion of its total operating expenses to the degree necessary to limit each Fund's expense ratio to the amounts set forth below for each Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Funds' fiscal year upon at least 60 days written notice. The gross expense ratio is also set forth below. It should be noted that Real Estate Investment Institutional Fund is operating below its expense cap as of May 31, 2005; accordingly, the Fund's undertaking is currently of no effect.


(3) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.

(4) The Funds' Retail versions, AllianceBernstein Real Estate Investment Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc. have fee schedules with the same fees and breakpoints as the Funds.

(5) For the Fund's most recently completed fiscal year, the Adviser waived the reimbursement amount.


44 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


                                      Expense Cap
                                  Pursuant to Expense      Gross
                                      Limitation          Expense      Fiscal
Fund                                  Undertaking         Ratio(6)    Year End
-------------------------------------------------------------------------------
AllianceBernstein Real Estate       Class I   1.20%         0.63%    October 31
Investment Institutional Fund       Class II  1.50%         0.79%

AllianceBernstein Premier           Class I   0.90%         1.37%    October 31
Growth Institutional Fund           Class II  1.20%         1.61%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Funds to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory


(6) These gross expense ratios are calculated from the beginning of each Fund's current fiscal year through May 31, 2005.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 45


fees charged to institutional accounts with substantially similar investment styles as the Funds:

                                     Net Assets           Alliance
                                      06/30/05          Institutional
Fund                                   ($MIL)            Fee Schedule
----------------------------------------------------------------------------
AllianceBernstein Real Estate          $729.9       Domestic REIT Strategy
Investment Institutional Fund                       70 bp on 1st $25 million
                                                    60 bp on next $25 million
                                                    50 bp on next $25 million
                                                    Negotiable on the balance
                                                    Minimum account size
                                                      $10 million

AllianceBernstein Premier Growth       $ 65.5       Large Cap Growth
Institutional Fund                                  80 bp on 1st $25 million
                                                    50 bp on next $25 million
                                                    40 bp on next $50 million
                                                    30 bp on next $100 million
                                                    25 bp on the balance
                                                    Minimum account size
                                                      $10 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fees for offshore mutual funds with to some extent similar investment styles as the
Funds:

                                      Asset Class                Fee(7)
-------------------------------------------------------------------------------
                                     Equity Growth                0.80%
                                      Real Estate                 0.95%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for these sub-advisory relationships:

Fund                        Sub-advised Fund      Fee Schedule
--------------------------------------------------------------------------------
AllianceBernstein Premier   AST Alliance Growth   0.40% flat
Growth Institutional Fund   & Income Portfolio

                            Prudential Skandia    0.60% on first $500 million
                            Large Cap Growth      0.50% thereafter
                            Portfolio

                            EQ / Alliance         0.60% on the first $1 billion
                            Premier Growth        0.55% on the next $500 million
                                                  0.50% on the next $500 million
                                                  0.45% on the next $500 million
                                                  0.40% thereafter


(7) Except for Real Estate, the fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


46 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Fund                        Sub-advised Fund      Fee Schedule
------------------------------------------------------------------------------
                            EQ / Bernstein        0.50% on first $1 billion
                            Diversified Value     0.40% on next $1 billion
                                                  0.30% on next $1 billion
                                                  0.20% thereafter

                            SunAmerica Alliance   0.35% on first $50 million
                            Growth                0.30% on next $100 million
                                                  0.25% thereafter

                            MassMutual            0.40% on first $300 million
                            Large Cap Growth      0.37% on next $300 million
                                                  0.35% on next $300 million
                                                  0.32% on next $600 million
                                                  0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the effective management fees relative to the Lipper group median at the approximate current asset level of the Funds.(8)

                                        Effective          Lipper
Funds                               Management Fee(9)   Group Median     Rank
-------------------------------------------------------------------------------
AllianceBernstein Real Estate             0.550           0.850           2/6
Investment Institutional Fund

AllianceBernstein Premier Growth          0.750           0.756           5/12
Institutional Fund


(8) It should be noted that "effective management fee" is calculated by Lipper using each Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(9) It should be noted that the "effective management fee" rate for the Funds does not reflect the payments by the Funds to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Funds is discussed in Section I.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 47


Lipper also analyzed the expense ratio of the Funds in comparison to its Lipper Expense Group(10) and Lipper Expense Universe(11). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of. The results of that analysis are set forth below:

                         Lipper        Lipper      Lipper      Lipper
                         Expense      Universe    Universe      Group    Group
Funds                   Ratio(12)      Median       Rank       Median     Rank
------------------------------------------------------------------------------
AllianceBernstein         0.700         1.114       5/41        0.952      2/6
Real Estate Investment
Institutional Fund

AllianceBernstein         0.891         1.027     43/155        0.876     7/12
Premier Growth
Institutional Fund

Based on this analysis Premier Growth Institutional Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis while Real Estate Investment Institutional Fund has equally favorable rankings. Although Real Estate Investment Institutional Fund has equally favorable rankings on an advisory fee and total expense ratio basis, the directors are still interested in lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Funds level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.


(10) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Univese. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)  Most recent fiscal year end Class A share expense ratio.


48 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Funds, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Funds and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Funds and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Funds principal underwriter. ABIRM and the Adviser have disclosed in the Funds prospectus that they may make payments(13) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Funds for such purposes.

ABIRM received the amounts set forth below in Rule 12b-1 fees for the Funds during the Funds most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

Funds                                               12b-1 Fees Received
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment                  $     1
Institutional Fund

AllianceBernstein Premier Growth                          $24,829
Institutional Fund


(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Funds sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 49


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Funds                                                   AGIS Fee(14)
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment
  Institutional Fund                                      $18,000

AllianceBernstein Premier Growth
  Institutional Fund                                      $36,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Funds. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are


(14)  AGIS charges a flat fee of $18,000 for each share class of each Fund.


50 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Funds' assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, and 5 year performance ranking of the Funds(15) relative to its Lipper group and universe for the periods ended May 31, 2005:

AllianceBernstein Real Estate
Investment Institutional Fund                           Group       Universe
  1 year                                                 5/6          38/62
  3 year                                                 4/6          23/45
  5 year                                                 5/6          31/36

AllianceBernstein Premier
Growth Institutional Fund                               Group       Universe
  1 year                                                5/13         65/202
  3 year                                                6/11         94/159
  5 year                                                9/10         99/116

Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)(16) versus its benchmarks(17).

                                            Periods Ending May 31, 2005
                                               Annualized Performance
-------------------------------------------------------------------------------
                                      1           3           5        Since
Funds                               Year        Year        Year     Inception
-------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Institutional Fund       30.12       20.46       18.57        9.55
NAREIT Equity Index                 30.02       19.69       19.88       10.87

AllianceBernstein Premier
Growth Institutional Fund            5.97        2.54       -9.97        1.16
Russell 1000 Growth Index            3.33        3.97       -8.97        1.13
S&P 500 Index                        8.23        5.59       -1.92        4.26


(15)  The performance rankings are for the Class I shares of the Funds.

(16)  The Funds' performance returns are for the Class I shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 51


CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Funds are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005

52 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


REIINSTAR1005-BERN


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                     Audit-Related
                                        Audit Fees       Fees        Tax Fees
                                        ----------   -------------   --------
AllianceBernstein Premier        2004     $28,000       $2,603        $17,370
Growth Institutional Fund        2005     $30,000       $3,347        $13,031
AllianceBernstein Real Estate    2004     $30,000       $2,603        $24,003
Investment Institutional Fund    2005     $32,000       $3,417        $19,068

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                        Total Amount of
                                                                       Foregoing Column
                                                                      Pre-approved by the
                                              All Fees for              Audit Committee
                                           Non-Audit Services        (Portion Comprised of
                                            Provided to the           Audit Related Fees)
                                         Portfolio, the Adviser      (Portion Comprised of
                                         and Service Affiliates            Tax Fees)
                                         ----------------------      ---------------------
AllianceBernstein Premier        2004          $1,121,705                  [$169,973]
Growth Institutional Fund                                                  ($152,603)
                                                                            ($17,370)
                                 2005            $895,374                  [$184,081]
                                                                           ($171,050)
                                                                            ($13,031)
AllianceBernstein Real Estate    2004          $1,128,338                  [$176,606]
Investment Institutional Fund                                              ($152,603)
                                                                            ($24,003)
                                 2005            $901,481                  [$190,188]
                                                                           ($171,120)
                                                                            ($19,068)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of
                    Item 2 hereof

     12 (b) (1)     Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Institutional Funds, Inc.

By:     /s/ Marc O. Mayer
        -------------------
        Marc O. Mayer
        President

Date:   December 29, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -------------------
        Marc O. Mayer
        President

Date:   December 29, 2005

By:     /s/ Mark D. Gersten
        -------------------
        Mark D. Gersten
        Treasurer and Chief Financial Officer

Date:   December 29, 2005